UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23264

Investment Company Act file number

Altaba Inc.

(Exact name of registrant as specified in charter)

140 East 45th Street, 15th Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Arthur Chong

Altaba Inc.

140 East 45th Street, 15th Floor

New York, New York 10017

(Name and address of agent for service)

(646) 679-2000

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

Annual Report

December 31, 2019

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Altaba Inc.’s (“Altaba” or the “Fund”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from Altaba or from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on Altaba’s website (www.altaba.com), and you will be notified by mail each time a report is posted and you will be provided with a website address to access the reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at (877) 946-6487.

You may elect to receive all future reports in paper form at no cost to you. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at (877) 946-6487. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

ALTABA INC.

ALTABA INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2019

($ in thousands, except per share amounts)

ASSETS
Cash	$4
Interest receivable	6,889
Dividend receivable	4,789
Unaffiliated investments (cost $11,998,437)	13,024,384
Investment in controlled affiliate (cost $0)	52,500
Other assets	51,393

Total assets	$13,139,959

LIABILITIES
Deferred tax liabilities on unrealized appreciation	$210,680
Deferred and other tax liabilities (Note 10)	391,678
Payable to directors, officers and employees	57,941
Payable to advisors	936
Other liabilities	418,850

Total liabilities	$1,080,085

Net assets	$12,059,874

Net assets consist of:
Total distributable earnings, net of deferred taxes	$12,059,874

Total net assets	$12,059,874

Shares outstanding	519,511,366
NAV per share	$23.21

Shares outstanding rollforward:
Shares outstanding at December 31, 2017	824,921,315
Tender offer	(195,000,000)
Share repurchases	(62,457,045)

Shares outstanding at December 31, 2018	567,464,270
Share repurchases	(47,952,904)

Shares outstanding at December 31, 2019	519,511,366

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2019

($ in thousands)

Description				Shares	Fair Value $
Unaffiliated Investments:
Common Shares — 8.8%
Online Services and e-Commerce — 8.8%
Alibaba Group Holding Limited (1)(2)				5,000,000	1,060,500
Internet Software & Services — 0.0%
SeatGeek, Inc. (1)(3)				47,463	185
Total Common Shares (Cost — $35,682)					1,060,685

		Rate % (4)	Final Maturity (5)	Principal $	Fair Value $
Fixed Income Securities — 6.2%
Money Market Funds — 6.2%
Fidelity Government Portfolio — Class I		1.49		689,562	689,562
Federated Government Obligations Fund — Premier Shares		1.53		59,645	59,645
JP Morgan U.S. Government Money Market Fund — Capital Class		1.48		4,576	4,576
Total Money Market Investments (Cost — $753,783)				753,783	753,783

	Rate Type	Rate % (6)	Final Maturity	Principal $	Fair Value $
Short Term
Corporate Debt — 1.4%
Financial — 0.4%
Berkshire Hathaway Finance Corp.	Floating	2.33 (3 month LIBOR USD +0.32)	1/10/2020	2,500	2,500
Mass Mutual Global Funding II	Fixed	1.95	9/22/2020	20,000	20,009
Protective Life Global Funding	Fixed	2.16	9/25/2020	7,000	7,012
US Bank	Fixed	2.05	10/23/2020	25,000	25,021
Total				54,500	54,542
Industrial — 1.0%
American Honda Finance Corp	Fixed	2.45	9/24/2020	20,000	20,102
Apple Inc.	Floating	2.09 (3 month LIBOR USD +0.20)	2/7/2020	13,506	13,511
Apple Inc.	Floating	1.97 (3 month LIBOR USD +0.07)	5/11/2020	7,000	7,001
Chevron Corp	Floating	2.11 (3 month LIBOR USD +0.21)	3/3/2020	12,000	12,004
Daimler Finance North America LLC	Fixed	2.30	1/6/2020	18,543	18,543
Intel Corp	Floating	1.98 (3 month LIBOR USD +0.08)	5/11/2020	11,000	11,001
John Deere Capital Corporation	Floating	2.19 (3 month LIBOR USD +0.30)	3/13/2020	8,140	8,144
Siemens Financieringsmaatschappij NV	Floating	2.23 (3 month LIBOR USD +0.34)	3/16/2020	15,000	15,000

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (6)(7)	Final Maturity	Principal $	Fair Value $
Toyota Motor Credit Corporation	Floating	2.26 (3 month LIBOR USD +0.26)	4/17/2020	12,000	12,008
Total				117,189	117,314
Total Corporate Debt (Cost — $171,407)				171,689	171,856

Commercial Paper — 74.4%
Allianz Finance Corporation	Zero Coupon	1.75	1/15/2020	25,000	24,982
Allianz Finance Corporation	Zero Coupon	1.67	2/18/2020	23,000	22,948
Allianz Finance Corporation	Zero Coupon	1.80	3/13/2020	29,000	28,894
Allianz Finance Corporation	Zero Coupon	1.90	3/16/2020	30,000	29,880
Australia and New Zealand Banking Group Limited	Zero Coupon	1.97	3/26/2020	100,000	99,530
Australia and New Zealand Banking Group Limited	Zero Coupon	1.97	4/2/2020	75,000	74,619
Australia and New Zealand Banking Group Limited	Zero Coupon	1.88	4/20/2020	20,000	19,884
Australia and New Zealand Banking Group Limited	Zero Coupon	1.83	5/8/2020	15,000	14,902
Australia and New Zealand Banking Group Limited	Zero Coupon	1.83	5/26/2020	60,000	59,552
Bank of Nova Scotia	Zero Coupon	1.88	4/17/2020	50,000	49,718
Bank of Nova Scotia	Zero Coupon	1.83	4/23/2020	50,000	49,710
Bank of Nova Scotia	Zero Coupon	1.86	7/17/2020	35,000	34,640
Bank of Nova Scotia	Zero Coupon	1.86	7/24/2020	50,000	49,468
Bank of Nova Scotia	Zero Coupon	1.82	8/10/2020	100,000	98,871
BMW US Capital, LLC	Zero Coupon	1.45	1/10/2020	100,000	99,960
BMW US Capital, LLC	Zero Coupon	1.69	1/22/2020	20,000	19,979
BMW US Capital, LLC	Zero Coupon	1.68	1/23/2020	50,000	49,946
BMW US Capital, LLC	Zero Coupon	1.70	1/30/2020	25,000	24,965
BMW US Capital, LLC	Zero Coupon	1.78	3/18/2020	75,000	74,711
BMW US Capital, LLC	Zero Coupon	1.79	3/26/2020	15,000	14,936
BMW US Capital, LLC	Zero Coupon	1.79	3/31/2020	25,000	24,887
Canadian Imperial Bank of Commerce	Zero Coupon	1.98	3/26/2020	50,000	49,764
Canadian Imperial Bank of Commerce	Zero Coupon	1.97	4/1/2020	150,000	149,245
Canadian Imperial Bank of Commerce	Zero Coupon	1.96	4/3/2020	50,000	49,744
Canadian Imperial Bank of Commerce	Zero Coupon	1.97	4/28/2020	75,000	74,512
Cargill, Inc	Zero Coupon	1.54	1/14/2020	30,000	29,982
CDP Financial Inc	Zero Coupon	1.85	1/16/2020	75,000	74,938
Emerson Electric Co.	Zero Coupon	1.51	1/14/2020	25,000	24,985
Emerson Electric Co.	Zero Coupon	1.52	1/17/2020	70,000	69,950
Exxon Mobil Corporation	Zero Coupon	1.72	1/16/2020	100,000	99,924
Exxon Mobil Corporation	Zero Coupon	1.87	1/24/2020	75,000	74,907
Exxon Mobil Corporation	Zero Coupon	1.60	2/3/2020	19,525	19,495
Exxon Mobil Corporation	Zero Coupon	1.80	2/5/2020	30,000	29,946
Exxon Mobil Corporation	Zero Coupon	1.80	2/6/2020	55,000	54,898
Exxon Mobil Corporation	Zero Coupon	1.79	2/13/2020	100,000	99,781
Exxon Mobil Corporation	Zero Coupon	1.77	2/19/2020	65,000	64,839
Exxon Mobil Corporation	Zero Coupon	1.78	2/21/2020	75,000	74,808

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (7)	Final Maturity	Principal $	Fair Value $
Exxon Mobil Corporation	Zero Coupon	1.66	3/5/2020	105,000	104,680
Exxon Mobil Corporation	Zero Coupon	1.62	3/12/2020	30,000	29,903
Exxon Mobil Corporation	Zero Coupon	1.67	4/3/2020	50,000	49,782
Fédération des caisses Desjardins du Québec	Zero Coupon	1.83	3/9/2020	75,000	74,736
GlaxoSmithKline LLC	Zero Coupon	1.59	1/15/2020	100,000	99,934
GlaxoSmithKline LLC	Zero Coupon	1.62	1/21/2020	125,000	124,882
GlaxoSmithKline LLC	Zero Coupon	1.68	1/28/2020	35,000	34,954
GlaxoSmithKline LLC	Zero Coupon	1.66	1/30/2020	50,000	49,931
GlaxoSmithKline LLC	Zero Coupon	1.75	2/10/2020	50,000	49,901
GlaxoSmithKline LLC	Zero Coupon	1.73	2/20/2020	70,000	69,829
Groupe BPCE	Zero Coupon	1.89	1/15/2020	100,000	99,921
Groupe BPCE	Zero Coupon	1.84	8/10/2020	50,000	49,430
Groupe BPCE	Zero Coupon	1.96	9/30/2020	100,000	98,506
Henkel Corporation	Zero Coupon	1.90	1/8/2020	52,000	51,978
Henkel Corporation	Zero Coupon	1.95	1/10/2020	45,000	44,976
Henkel Corporation	Zero Coupon	1.66	2/4/2020	30,000	29,952
Henkel Corporation	Zero Coupon	1.66	2/10/2020	50,000	49,906
Henkel Corporation	Zero Coupon	1.63	2/13/2020	40,000	39,920
Henkel Corporation	Zero Coupon	1.64	2/20/2020	40,000	39,907
Henkel Corporation	Zero Coupon	1.72	3/4/2020	45,000	44,862
Henkel Corporation	Zero Coupon	2.12	4/6/2020	90,000	89,486
ING Funding LLC	Zero Coupon	1.84	5/1/2020	100,000	99,377
ING Funding LLC	Zero Coupon	1.85	6/3/2020	100,000	99,204
John Deere Capital Corporation	Zero Coupon	1.59	1/7/2020	90,000	89,972
John Deere Capital Corporation	Zero Coupon	1.61	1/8/2020	120,736	120,693
John Deere Capital Corporation	Zero Coupon	1.65	1/9/2020	40,900	40,883
John Deere Capital Corporation	Zero Coupon	1.67	1/10/2020	50,000	49,977
John Deere Capital Corporation	Zero Coupon	1.72	1/14/2020	80,000	79,947
John Deere Capital Corporation	Zero Coupon	1.60	1/17/2020	100,000	99,924
John Deere Capital Corporation	Zero Coupon	1.58	1/21/2020	34,000	33,969
John Deere Capital Corporation	Zero Coupon	1.59	1/23/2020	75,000	74,924
John Deere Capital Corporation	Zero Coupon	1.65	2/11/2020	70,000	69,865
Koch Industries, Inc.	Zero Coupon	1.58	1/14/2020	100,000	99,939
Koch Industries, Inc.	Zero Coupon	1.64	1/22/2020	40,000	39,960
Massachusetts Mutual Life Insurance Company	Zero Coupon	1.38	1/6/2020	10,000	9,998
Massachusetts Mutual Life Insurance Company	Zero Coupon	1.41	1/7/2020	24,226	24,219
Merck & Co., Inc.	Zero Coupon	1.50	1/17/2020	25,000	24,982
Merck & Co., Inc.	Zero Coupon	1.53	1/21/2020	50,000	49,955
Merck & Co., Inc.	Zero Coupon	1.53	1/22/2020	50,000	49,953
Merck & Co., Inc.	Zero Coupon	1.52	1/23/2020	50,000	49,951
Merck & Co., Inc.	Zero Coupon	1.52	1/24/2020	50,000	49,949
Merck & Co., Inc.	Zero Coupon	1.55	2/3/2020	50,000	49,927

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (7)	Final Maturity	Principal $	Fair Value $
National Australia Bank Limited	Zero Coupon	2.08	3/2/2020	40,000	39,857
National Australia Bank Limited	Zero Coupon	2.00	4/28/2020	20,000	19,868
National Rural Utilities Cooperative Finance Corp	Zero Coupon	0.80	1/2/2020	35,000	34,998
National Rural Utilities Cooperative Finance Corp	Zero Coupon	1.47	1/7/2020	75,000	74,979
National Rural Utilities Cooperative Finance Corp	Zero Coupon	1.59	1/10/2020	95,000	94,958
National Rural Utilities Cooperative Finance Corp	Zero Coupon	1.58	1/13/2020	15,000	14,991
National Rural Utilities Cooperative Finance Corp	Zero Coupon	1.61	1/14/2020	20,000	19,988
National Rural Utilities Cooperative Finance Corp	Zero Coupon	1.68	1/24/2020	50,000	49,944
Nederlandse Waterschapsbank N.V.	Zero Coupon	1.82	3/12/2020	50,000	49,818
Nestle Capital Corporation	Zero Coupon	1.63	2/4/2020	100,000	99,841
Nestle Capital Corporation	Zero Coupon	1.69	6/9/2020	50,000	49,622
Nestle Capital Corporation	Zero Coupon	1.70	8/13/2020	50,000	49,466
Nestle Capital Corporation	Zero Coupon	1.68	8/17/2020	25,000	24,731
ONE Gas, Inc.	Zero Coupon	1.64	1/22/2020	15,000	14,985
ONE Gas, Inc.	Zero Coupon	1.65	1/24/2020	15,000	14,984
PACCAR Financial Corp.	Zero Coupon	1.50	1/13/2020	38,000	37,979
PACCAR Financial Corp.	Zero Coupon	1.72	1/17/2020	40,000	39,967
PACCAR Financial Corp.	Zero Coupon	1.57	1/21/2020	59,000	58,942
PACCAR Financial Corp.	Zero Coupon	1.58	1/22/2020	40,000	39,962
PACCAR Financial Corp.	Zero Coupon	1.58	1/23/2020	25,000	24,975
PACCAR Financial Corp.	Zero Coupon	1.71	1/24/2020	62,825	62,754
PACCAR Financial Corp.	Zero Coupon	1.72	1/27/2020	22,000	21,972
PACCAR Financial Corp.	Zero Coupon	1.62	1/30/2020	32,000	31,957
PACCAR Financial Corp.	Zero Coupon	1.66	2/7/2020	35,000	34,939
PACCAR Financial Corp.	Zero Coupon	1.64	2/10/2020	30,000	29,944
PACCAR Financial Corp.	Zero Coupon	1.64	2/11/2020	23,000	22,956
PACCAR Financial Corp.	Zero Coupon	1.64	2/26/2020	45,000	44,883
PACCAR Financial Corp.	Zero Coupon	1.73	3/25/2020	10,000	9,959
Province of Alberta	Zero Coupon	1.83	1/14/2020	100,000	99,929
Province of Alberta	Zero Coupon	1.94	2/6/2020	75,000	74,851
Royal Bank of Canada	Zero Coupon	2.08	2/18/2020	75,000	74,788
Royal Bank of Canada	Zero Coupon	1.97	3/18/2020	225,000	224,056
Santander UK plc	Zero Coupon	1.99	1/31/2020	63,781	63,672
Simon Property Group, L.P.	Zero Coupon	1.61	2/14/2020	45,000	44,909
Simon Property Group, L.P.	Zero Coupon	1.76	2/20/2020	20,000	19,950
Simon Property Group, L.P.	Zero Coupon	1.75	2/21/2020	65,000	64,836
Simon Property Group, L.P.	Zero Coupon	1.69	2/26/2020	25,000	24,933
Simon Property Group, L.P.	Zero Coupon	1.64	2/28/2020	25,000	24,933
Simon Property Group, L.P.	Zero Coupon	1.66	4/1/2020	50,000	49,788
Skandinaviska Enskilda Banken AB	Zero Coupon	1.82	6/16/2020	50,000	49,574

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (6)(7)	Final Maturity	Principal $	Fair Value $
St Engineering NA Inc.	Zero Coupon	1.94	1/13/2020	16,900	16,888
Sumitomo Mitsui Banking Corporation	Zero Coupon	1.89	1/14/2020	125,000	124,908
Sumitomo Mitsui Banking Corporation	Zero Coupon	1.97	2/4/2020	50,000	49,904
Sumitomo Mitsui Banking Corporation	Zero Coupon	1.88	5/15/2020	100,000	99,291
The Coca-Cola Company	Zero Coupon	2.05	1/21/2020	115,000	114,863
The Coca-Cola Company	Zero Coupon	2.10	1/22/2020	48,000	47,938
The Coca-Cola Company	Zero Coupon	2.06	1/23/2020	100,000	99,869
The Coca-Cola Company	Zero Coupon	2.06	1/24/2020	50,000	49,931
The Coca-Cola Company	Zero Coupon	2.05	2/24/2020	100,000	99,687
The Coca-Cola Company	Zero Coupon	2.17	3/19/2020	70,000	69,666
The Coca-Cola Company	Zero Coupon	1.80	4/15/2020	12,500	12,434
The Coca-Cola Company	Zero Coupon	1.78	4/17/2020	25,000	24,866
The Coca-Cola Company	Zero Coupon	1.83	5/8/2020	10,000	9,935
The Coca-Cola Company	Zero Coupon	1.81	6/15/2020	88,000	87,261
The Coca-Cola Company	Zero Coupon	1.81	6/19/2020	65,000	64,441
The Coca-Cola Company	Zero Coupon	1.76	7/20/2020	25,000	24,753
The Coca-Cola Company	Zero Coupon	1.70	7/21/2020	15,000	14,856
The Coca-Cola Company	Zero Coupon	1.73	7/23/2020	32,070	31,754
The Home Depot, Inc.	Zero Coupon	1.36	1/8/2020	57,300	57,283
The Home Depot, Inc.	Zero Coupon	1.40	1/10/2020	100,000	99,961
The Toronto-Dominion Bank	Zero Coupon	1.71	1/6/2020	69,525	69,505
The Toronto-Dominion Bank	Zero Coupon	1.80	1/9/2020	30,000	29,986
The Toronto-Dominion Bank	Zero Coupon	2.00	1/10/2020	80,000	79,956
The Toronto-Dominion Bank	Zero Coupon	1.89	1/15/2020	20,200	20,184
The Toronto-Dominion Bank	Zero Coupon	2.12	2/3/2020	20,000	19,960
The Toronto-Dominion Bank	Zero Coupon	2.06	2/6/2020	20,000	19,958
The Toronto-Dominion Bank	Zero Coupon	2.13	2/10/2020	75,000	74,818
The Toronto-Dominion Bank	Zero Coupon	2.09	2/18/2020	50,000	49,858
The Toronto-Dominion Bank	Zero Coupon	1.95	3/3/2020	50,000	49,830
The Toronto-Dominion Bank	Zero Coupon	1.99	4/24/2020	100,000	99,363
The Toronto-Dominion Bank	Zero Coupon	1.98	5/5/2020	40,000	39,722
The Toronto-Dominion Bank	Zero Coupon	1.99	6/26/2020	60,000	59,410
Total Capital Canada Ltd.	Zero Coupon	1.89	4/14/2020	75,000	74,586
Toyota Motor Credit Corporation	Zero Coupon	1.97	1/13/2020	100,000	99,929
Toyota Motor Credit Corporation	Zero Coupon	1.98	1/14/2020	100,000	99,923
Toyota Motor Credit Corporation	Zero Coupon	1.85	7/20/2020	15,000	14,844
Toyota Motor Credit Corporation	Zero Coupon	1.83	7/21/2020	75,000	74,226
Unilever Capital Corporation	Zero Coupon	1.58	1/6/2020	35,000	34,991
Unilever Capital Corporation	Zero Coupon	1.58	1/22/2020	120,000	119,884
United Parcel Service, Inc.	Zero Coupon	1.58	2/5/2020	50,000	49,921
Total Commercial Paper (Cost — $8,955,320)				8,983,488	8,955,425

Certificates of Deposits — 7.4%
Bank of Montreal	Fixed	2.10	1/2/2020	75,000	75,000
Bank of Montreal	Fixed	1.85	3/9/2020	35,000	35,000

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (6)(7)	Final Maturity	Principal $	Fair Value $
Bank of Montreal	Floating	2.15 (3 month LIBOR USD +0.06)	4/3/2020	65,000	64,999
Bank of Nova Scotia	Floating	1.85 (1 month LIBOR USD +0.14)	4/2/2020	200,000	200,000
Bank of Nova Scotia	Floating	1.87 (1 month LIBOR USD +0.16)	4/9/2020	150,000	150,000
Bank of Nova Scotia	Floating	1.81 (Daily US EFFR +0.26)	4/16/2020	150,000	150,000
BNP Paribas	Fixed	1.94	2/14/2020	50,000	50,000
BNP Paribas	Floating	1.86 (1 month LIBOR USD +0.15)	3/9/2020	50,000	50,000
BNP Paribas	Floating	1.90 (1 month LIBOR USD +0.19)	3/9/2020	50,000	50,000
BNP Paribas	Floating	1.99 (3 month LIBOR USD +0.10)	9/11/2020	75,000	75,000
Total Certificates of Deposits (Cost — $899,996)				900,000	899,999

Agency Notes — 5.4%
Federal Home Loan Banks	Zero Coupon	0.51	1/3/2020	100,000	99,996
Federal Home Loan Banks	Zero Coupon	1.44	1/28/2020	151,300	151,133
Federal Home Loan Banks	Zero Coupon	1.53	3/13/2020	150,000	149,542
Federal Home Loan Banks	Zero Coupon	1.54	4/9/2020	50,000	49,791
Federal Home Loan Banks	Zero Coupon	1.55	5/28/2020	100,000	99,373
Federal Home Loan Banks	Zero Coupon	1.55	6/12/2020	100,000	99,309
Total Agency Notes (Cost — $649,063)				651,300	649,144
U.S. Government Debt — 3.9%
United States Treasury	Fixed	2.63	8/15/2020	71,567	71,992
United States Treasury	Fixed	2.13	8/31/2020	100,000	100,297
United States Treasury	Fixed	1.38	9/15/2020	100,000	99,828
United States Treasury	Fixed	2.00	9/30/2020	100,000	100,250
United States Treasury	Fixed	2.75	9/30/2020	100,000	100,812
Total U.S. Government Debt (Cost — $473,259)				471,567	473,179

Total Short Term Fixed Income Securities (Cost — $11,149,045) — 92.5%				11,178,044	11,149,603
Long Term
Corporate Debt — 0.5%
Financial — 0.3%
Wells Fargo Bank	Fixed	2.60	1/15/2021	35,000	35,194
Total				35,000	35,194

Industrial — 0.2%
American Honda Finance Corp	Fixed	2.65	2/12/2021	12,500	12,615
American Honda Finance Corp	Floating	2.11 (3 month LIBOR USD +0.21)	2/12/2021	12,500	12,504
Total				25,000	25,119
Total Corporate Debt (Cost — $59,927)				60,000	60,313

See Notes to Consolidated Financial Statements.

	Principal $	Fair Value $

Total Long Term Fixed Income Securities (Cost — $59,927) — 0.5%	60,000	60,313
Total Unaffiliated Investments (Cost — $11,998,437)	11,991,827	13,024,384

	Units	Fair Value $
Investment in Controlled Affiliate
Internet Software & Services — 0.4%
Excalibur IP, LLC (3)	2,863	52,500
Total Investment in Controlled Affiliate (Cost — $0) — 0.4%		52,500

Total Investments — 108.4%		13,076,884
Other Liabilities/Other Assets — (8.4)%		(1,017,010)

Net Assets Applicable to Common Shares — 100.0%		$12,059,874

(1)	Non-income producing securities.

(2)

The Fund is a party to a registration rights agreement with respect to its Alibaba Shares. The registration rights agreement contains provisions restricting the ability to sell the Alibaba Shares in certain circumstances. As of December 31, 2019, all of the Alibaba Shares held by the Fund are American Depository Shares (“Alibaba ADSs”). For a further description see the Fund’s Registration Statement on Form N-2. See Note 16, “Subsequent Events” for additional information.

(3)	Fair-value investment. Represents fair value measured in good faith under procedures approved by the Board of Directors, aggregate holdings equal to less than 1% of the net assets of the Fund.

(4)	Presented rate represents the Money Market Fund’s average 7-day % yield.

(5)	Money Market Funds do not have a set maturity date.

(6)	For fixed and floating rate bonds, the rate presented is the coupon rate as of December 31, 2019. LIBOR stands for London Interbank Offered Rate. EFFR stands for Effective Federal Funds Rate.

(7)	For zero coupon bonds, the rate presented is Yield as of December 31, 2019.

At December 31, 2019, the tax cost basis of the Fund’s investments (in thousands) was $12,157,471 and the unrealized appreciation and depreciation were $977,653 and $(58,240) respectively, with a net unrealized appreciation of $919,413.

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

($ in thousands)

INVESTMENT INCOME:
Dividend income	$72,411
Interest income	304,491
Other income	20,218

Total investment income	397,120

EXPENSES:
Interest expense	39,126
Professional fees	25,723
Directors, officers and employees compensation and benefits	57,861
Loss on extinguishment of debt	10,230
General and administrative costs	2,485
Outside administrative fees	1,540
Other expenses	8,228
Legal and other settlements	2,000

Total expenses	147,193

Net investment income, before current and deferred taxes	249,927
Current and deferred income tax benefit	500,325

Net investment income (loss)	$750,252

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Unaffiliated investments, before current and deferred taxes	$44,017,385
Unaffiliated written warrants, before current and deferred taxes	(10,084)
Controlled affiliate, before current and deferred taxes	27,017
Current and deferred income tax expense	(9,475,402)

Net realized gain	$34,558,916

Net change in unrealized appreciation (depreciation):
Unaffiliated investments and foreign currency translation, before current and deferred taxes	$(35,795,252)
Unaffiliated written warrants, before current and deferred taxes	(67,536)
Controlled affiliate, before current and deferred taxes	(197,500)
Current and deferred income tax benefit	7,794,292

Net change in unrealized appreciation (depreciation)	$(28,265,996)

Net realized and unrealized gain (loss) on investments	6,292,920

Net increase (decrease) in net assets resulting from operations	$7,043,172

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2019

($ in thousands)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$7,043,172
Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Proceeds from sale and maturity of long term investments	46,179,851
Purchases of short term investments and money market funds	(288,267,729)
Net proceeds from sale and maturity of short term investments and money market funds	284,113,483
Net accretion of premiums/discounts	(271,191)
Net realized gain on investments	(44,044,402)
Net change in unrealized appreciation on investments	35,992,752
(Increase) decrease in operating assets:
Interest receivable	4,955
Dividend receivable	(4,789)
Other assets	51,687
Receivable for investment securities sold	742
Increase (decrease) in operating liabilities:
Deferred tax liabilities on unrealized appreciation	(7,794,292)
Deferred and other tax liabilities, net of tax payments	(743,221)
Payable to directors, officers and employees	43,220
Decrease in written warrants	(23,974)
Payable to advisors	(38)
Other liabilities	200,654

Net cash provided by operating activities	32,480,880

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of margin loan	(3,000,000)
Repurchase of common stock	(3,384,377)
Liquidating distribution to common stockholders	(26,754,835)
Offering expenses associated with issuance of common shares	(161)

Net cash used in financing activities	(33,139,373)

NET CHANGE IN CASH:	(658,493)
Restricted cash and foreign currency at beginning of year	658,497

Cash at end of year	$4

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
Cash paid for income taxes	$9,483,079

Cash paid for interest on the margin loan	$39,126

Loss on extinguishment of debt (included in other assets)	$10,230

RECONCILIATION OF RESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF YEAR TO THE PRIOR YEAR CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES:
Cash pledged at December 31, 2018:
Collateral — margin loan	$657,190
Foreign currency at December 31, 2018	1,307

$658,497

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

($ in thousands)

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income, net of current and deferred taxes	$750,252	$266,907
Net realized gain on investments, net of current and deferred taxes	34,558,916	16,639,840
Net change in unrealized appreciation (depreciation) on investments, net of current and deferred taxes	(28,265,996)	(25,930,070)

Net increase (decrease) in net assets resulting from operations	7,043,172	(9,023,323)

LIQUIDATING DISTRIBUTION TO COMMON SHAREHOLDERS:
Liquidating distribution from distributable earnings	(26,754,835)	—

Net decrease in net assets from liquidating distribution	(26,754,835)	—

CAPITAL SHARE TRANSACTIONS:
Repurchase of common shares	(3,384,377)	(18,010,934)
Offering expenses associated with repurchase of common shares	(161)	(16,717)
Convertible Note	—	(278,870)

Net decrease in net assets from capital share transactions	(3,384,538)	(18,306,521)

Net increase (decrease) in net assets	(23,096,201)	(27,329,844)
NET ASSETS:
Beginning of year	35,156,075	62,485,919

End of year	$12,059,874	$35,156,075

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period from June 16, 2017(1) through December 31, 2017
Net asset value — beginning of period	$61.95		$75.75	$52.33

Income (loss) from investment operations:
Net investment income (loss)(2)	1.42		0.37	(1.00)
Net realized and unrealized gain on investments	11.10		(11.07)	23.53

Total income from investment operations	12.52		(10.70)	22.53

Less liquidating distribution:
Liquidating distribution from net realized gains (Note 14)	(51.50)		—	—

Total liquidating distribution	(51.50)		—	—

Accretive (dilutive) impact from capital activity (Note 14)	0.24		(3.10)	0.89

Net increase (decrease) in net asset value	(38.74)		(13.80)	23.42

Net asset value — end of period	$23.21		$61.95	$75.75

Per common share market value — end of period	N/A	(8)	$57.94	$69.85

Total return based on net asset value(3)	36.36%		(18.22)%	44.75%
Total return based on market value(3)	23.31	%(8)	(17.05)%	32.85%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$12,059,874		$35,156,075	$62,485,919
Ratio of expenses to average net assets including current and deferred income taxes(4)(5)	4.14%		(5.83)%	(9.27)%
Ratio of expenses to average net assets excluding current and deferred income taxes(4)(5)	0.46%		0.63%	0.36%
Ratio of net investment income (loss) including current and deferred income taxes to average net assets(4)(6)	2.34%		0.46%	(1.50)%
Ratio of net investment income (loss) excluding current and deferred income taxes to average net assets(4)(6)	0.78%		(0.06)%	(0.19)%
Portfolio turnover rate(7)	0.35%		0.55%	0.49%

(1)	Commencement of operations.

(2)	Calculated by using weighted average shares method.

(3)

Not annualized for periods less than one year. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions, if any. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Total return based on market value does not reflect sales load.

(4)	All income and expenses are annualized for periods of less then one year, with the exception of current and deferred income taxes and other non-reoccuring fees.

(5)

For the year ended December 31, 2019, the Fund accrued $1,180,785 in current and deferred income taxes. For the year ended December 31, 2018, the Fund accrued $3,763,567 in current and deferred income tax benefit. For the period from June 16, 2017 through December 31, 2017, the Fund accrued $5,591,421 in current and deferred income taxes.

(6)

For the year ended December 31, 2019, the Fund accrued $500,325 in current and deferred income tax benefit applicable to net investment income. For the year ended December 31, 2018, the Fund accrued $302,327 in current and deferred income tax benefit applicable to net investment income. For the period from June 16, 2017 through December 31, 2017, the Fund accrued $762,338 in current and deferred income tax expense applicable to net investment income.

(7)	Not annualized.

(8)	For the period from January 1, 2019 through October 4, 2019 (date of delisting).

See Notes to Consolidated Financial Statements.

ALTABA INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2019

Note 1    Organization and Investment Objective

Organization

Altaba Inc. (“Altaba” or the “Fund”) is an independent non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is organized as a Delaware corporation. On June 13, 2017, Yahoo! Inc. (“Yahoo”) completed the sale of its operating business to Verizon Communications Inc. (“Verizon”) (the “Sale Transaction”). On June 16, 2017, Yahoo changed its name to “Altaba Inc.” and filed a Notification of Registration on Form N-8A and a Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”) in order to register as an investment company under the 1940 Act.

Investment Objective

In seeking to achieve its investment objective of returning capital to stockholders and reducing the discount at which the Fund’s shares of common stock, $0.001 par value per share (the “Shares”), trade relative to their net asset value, the Fund’s Board of Directors (the “Board”) unanimously approved and adopted a Plan of Complete Liquidation and Dissolution (the “Plan of Liquidation and Dissolution”) on April 2, 2019 and recommended approval of the Plan of Liquidation and Dissolution to the Fund’s stockholders. Stockholders of the Fund approved the Plan of Liquidation and Dissolution at a special meeting of stockholders held on Thursday, June 27, 2019 (the “Special Meeting”). On October 4, 2019, the Fund filed a certificate of dissolution (the “Certificate of Dissolution”) with the Secretary of State of the State of Delaware. The Certificate of Dissolution, which became effective at 4:00 p.m. Eastern Time on October 4, 2019 (the “Effective Time”), provides for the dissolution of the Fund under the General Corporation Law of the State of Delaware (the “DGCL”). In connection with the Plan of Liquidation and Dissolution:

•

from May to August of 2019, the Fund sold all but 5,000,000 Alibaba Group Holding Limited (“Alibaba”) American Depositary Shares (the “Alibaba ADSs” or the “Alibaba Shares”), and began monetizing its other assets. Subsequent to December 31, 2019, the Fund sold the remaining 5,000,000 Alibaba ADSs for $1.1 billion. See Note 16, “Subsequent Events” for additional information;

•	on September 23, 2019, the Fund made a pre-dissolution liquidating distribution of $51.50 in cash per share of its common stock to stockholders of record as of September 16, 2019;

•

in connection with the filing of the Certificate of Dissolution, effective as of the Effective Time, the Fund closed its stock transfer books and discontinued recording transfers of its Shares. Record holders of Shares are no longer able to transfer record ownership of their Shares on the Fund’s stock transfer books, other than transfers by will, intestate succession or operation of law. The Fund also ceased to be traded on The NASDAQ Global Select Market (“Nasdaq”);

•	after the Effective Time, the Fund has limited its operations and activities to those required to wind up its business affairs as required by Delaware law;

•

the Fund currently expects to follow the “safe harbor” procedures under Sections 280 and 281(a) of the DGCL to obtain an order from the Delaware Court of Chancery (the “Court”) establishing the amount and form of security for contested known, contingent and potential future claims that are likely to arise or become known within five years of the Effective Time (or such longer period of time as the Court may determine not to exceed ten years after the Effective Time) (the “Court Order”);

•

as soon as practicable after the issuance of the Court Order, the Fund currently expects to pay or make reasonable provision for the Fund’s uncontested known claims and expenses and establish reserves as required by the Court Order;

•

thereafter, to the extent that the Fund’s actual liabilities and expenses are less than the amounts required to be held as security for its outstanding claims and expenses, the Fund currently expects to distribute all of its remaining assets in one or more liquidating distributions on a pro rata basis to or for the benefit of its stockholders, including an initial post-dissolution liquidating distribution that the Fund plans to make as soon as practicable following entry of the Court Order; and

•

the Fund currently expects to deregister as an investment company under the 1940 Act, which the Fund currently expects to occur following the issuance of the Court Order, and after the Fund has reduced its remaining assets to cash and distributed substantially all of its assets.

The Fund’s activities are limited to winding up its business affairs in accordance with the Plan of Liquidation and Dissolution. Pursuant to the Plan of Liquidation and Dissolution, the Board intends to sell, distribute or otherwise dispose of its remaining non-cash assets in order to maximize value for the Fund’s stockholders and creditors. The Fund intends to return substantially all of its cash, including any new cash generated by asset sales, net of its obligations and expenses, to stockholders through liquidating distributions. The Fund will retain sufficient cash and other assets to satisfy its potential obligations to creditors, including possible tax liabilities and other claims, and for working capital. The timing, amount and method of any return of capital will be determined by the Board, subject to the Court Order.

The approval of the Plan of Liquidation and Dissolution by the requisite vote of the stockholders granted full and complete authority to our Board and officers, without further stockholder action, to proceed with the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution in accordance with any applicable provision of Delaware law. Accordingly, the Board may, in order to seek to maximize value for the Fund’s stockholders and creditors, authorize actions in implementing the Plan of Liquidation and Dissolution, including the specific terms and prices for the sales and dispositions of its remaining assets and the timing of any distributions to stockholders, without further stockholder approval.

As of December 31, 2019, the Fund’s short and long-term debt investments (the “Marketable Debt Securities Portfolio”) had a market value of approximately $12 billion. As of December 31, 2019, the Fund also owned 5,000,000 Alibaba ADSs with a market value of approximately $1.1 billion. Subsequent to December 31, 2019, the Fund sold the remaining 5,000,000 Alibaba ADSs for approximately $1.1 billion. See Note 16, “Subsequent Events” for additional information.

In addition, as of December 31, 2019, the Fund owned Excalibur IP, LLC (“Excalibur”), which owns a portfolio of patent assets (the “Excalibur IP Assets”). The Fund may sell Excalibur, sell certain of the Excalibur IP Assets or license the Excalibur IP Assets if the Board believes that doing so is in the best interest of the Fund’s stockholders. As part of its efforts, the Fund has initiated patent infringement litigation against unlicensed entities.

No assurance can be given that all or any portion of the Fund’s assets will be sold or licensed, that any sales will be at prices equal to or greater than the prices at which the Fund values such assets for purposes of calculating its net asset value or that the Fund will achieve its investment objective. Proceeds generated from asset sales generally will be held in the Marketable Debt Securities Portfolio until returned to stockholders or used to satisfy the Fund’s obligations. The Fund may hold all or any portion of its assets, including cash, for an indefinite period of time.

The Fund does not currently anticipate making new investments other than for ordinary course cash management purposes or to protect or enhance the value of the Fund’s assets. The Fund’s investment objective is not fundamental and may be changed without notice to stockholders.

Note 2    Consolidation

At December 31, 2019, Altaba Holdings Hong Kong Limited (“Altaba HK”), a wholly owned subsidiary of the Fund, no longer engages in any business or operations, and owns no assets.

Altaba HK MC Limited (“Altaba HK MC”) is a wholly owned subsidiary of Altaba HK. Altaba HK MC was a special purpose entity formed for the sole purpose of acting as the borrower under the Fund’s margin loan agreement, which was repaid in April 2019. Altaba HK MC no longer engages in any business or operations, and owns no assets. See Note 6, “Margin Loan” for more information.

All assets, liabilities, income and expenses of Altaba HK and Altaba HK MC are consolidated in the financial statements of the Fund, and all significant intercompany balances and expenses have been eliminated in consolidation.

Note 3    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund. These policies are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and valuations reflected in the consolidated financial statements may differ from the value the Fund ultimately realizes. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates.

Securities Valuation

The Fund’s investments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The following describes the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis.

•

Equity securities (common stock) — Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. The Fund holds securities traded on the NYSE. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

•

Fixed income securities — The fair value of this investment class is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer and credit default swap spreads. Most corporate debt securities, commercial paper and certificates of deposit are priced based on transaction prices, quotations, or similar observable inputs and are categorized in Level 2. U.S. government debt securities are valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

•	Money market funds are valued at their respective publicly available net asset value. Money market funds are categorized in Level 1.

•

Excalibur IP Assets — The Excalibur IP Assets consist of a portfolio of patent assets that are substantially concentrated in the following categories: search/information retrieval; online advertising; cloud computing; network infrastructures; communication technologies; data center cooling; machine learning; mobile; user interface; and e-commerce. The fair value of the Excalibur IP Assets are estimated using a market approach. Due to the inherent uncertainty of valuing patent assets for which there is no active market and that are not licensed, estimated fair value may differ materially from amounts realized by the Fund upon sale. Excalibur IP Assets are categorized in Level 3.

•

Private placement investment — A market approach is used for valuing this investment class. Under the market approach, the Fund utilizes information from management along with publicly-traded comparable market transaction information to determine a price per share. The private placement investment is categorized in Level 3.

The Board has adopted methods for valuing securities, including in circumstances in which market quotes are not readily available, and will generally delegate authority to management of the Fund to apply those methods in making fair value determinations, subject to Board oversight. Fund management will administer, implement, and oversee the valuation process, and will make fair value decisions. Fund management will review changes in fair value measurements from period to period and may, as deemed appropriate, obtain approval from the Board to change the valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Board and Audit Committee will periodically review reports that describe fair value determinations and methods.

Federal Income Taxes

The Fund is currently not treated as a “regulated investment company” under the Internal Revenue Code (the “Code”). Instead, the Fund is currently treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, unlike most registered investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains.

Deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. Significant judgment will be required in evaluating the Fund’s uncertain tax positions and determining its provision for income taxes. The Fund establishes liabilities for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These liabilities are established when the Fund believes that certain positions might be challenged despite its belief that its tax return positions are in accordance with applicable tax laws. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made.

Foreign Currency

Foreign-denominated assets, including investment securities, have been translated into U.S. dollars at the exchange rates on December 31, 2019. Purchases and sales of investment securities, interest and dividend income received and expenses denominated in foreign currencies have been translated into U.S. dollars at the exchange rate on the trade date.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities.

Debt Issuance Costs

Debt issuance costs are amortized over the life of the margin loan using the straight-line method. The remaining unamortized portion of the upfront commitment fee that was being amortized over three years was written off in April 2019 upon repayment of the margin loan. See Note 6, “Margin Loan” for additional information.

Leases

Leases are classified as either operating leases or finance leases. The Fund currently leases office space under operating lease arrangements. Whether a lease is classified as an operating lease or a finance lease, the Fund must record a right-of-use asset and a lease liability for all leases at the commencement date of the lease, other than for leases with an initial term of 12 months or less. Right-of-use assets and lease liabilities are reported in other assets and other liabilities, respectively, on the consolidated statement of assets and liabilities. A lease liability is initially and subsequently reported at the present value of the outstanding lease payments determined by discounting those lease payments over the remaining lease term using the incremental borrowing rate of the legal entity entering into the lease as of the commencement date. A right-of-use asset is initially reported at the present value of the corresponding lease liability plus any prepaid lease payments and initial direct costs of entering into the lease, and reduced by any lease incentives. Subsequently, a right-of-use asset is reported at the present value of the lease liability adjusted for any prepaid or accrued lease payments, remaining balances of any lease incentives received, unamortized initial direct costs of entering into the lease and any impairments of the right-of-use asset. The Fund tests for possible impairments of right-of-use assets annually or more frequently whenever events or changes in circumstances indicate that the carrying value of a right-of-use asset may exceed its fair value. If the carrying value of the right-of-use asset exceeds its fair value, then the carrying value of the right-of-use asset is reduced to its fair value. Subsequent to an impairment, the carrying value of the right-of-use asset is amortized on a straight-line basis over the remaining lease term.

Other

The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends will be accrued for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Realized gains and losses from security transactions are determined using the specific identification method.

Fund expenses are accrued in the period to which they relate based on estimates performed by management and adjustments are made when actual amounts are known.

Note 4    Fair Value Measurements

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table reflects the valuation level used in the consolidated schedule of investments as of December 31, 2019 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Unaffiliated investments:
Common shares	$1,060,500	$—	$185	$1,060,685
Money market funds	753,783	—	—	753,783
Fixed income securities:
Corporate debt — short and long term	—	232,169	—	232,169
Commercial paper	—	8,955,425	—	8,955,425
Certificates of deposits	—	899,999	—	899,999
U.S. government debt	—	1,122,323	—	1,122,323
Investment in controlled affiliate:
Excalibur (1)	—	—	52,500	52,500

Total financial assets at fair value	$1,814,283	$11,209,916	$52,685	$13,076,884

(1)	Excalibur assets relates to the Fund’s patent portfolio.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Assets			Liabilities
	Total Investments in Securities	Unaffiliated Investments	Investment in Controlled Affiliate	Written Warrants
Balance as of January 1, 2019	$250,185	$185	$250,000	$(23,974)
Purchases	—	—	—	101,594
Sales	(27,017)	—	(27,017)	—
Change in unrealized appreciation (depreciation)	(197,500)	—	(197,500)	(67,536)
Realized gain (loss)	27,017	—	27,017	(10,084)
Transfers out of Level 3	—	—	—	—

Balance as of December 31, 2019	$52,685	$185	$52,500	$—

The change in unrealized appreciation (depreciation) attributable to assets owned on December 31, 2019, which were valued using significant unobservable inputs (Level 3) amounted to $(197.5) million.

The fair values of Altaba’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of Altaba’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). Altaba utilizes a pricing service to assist in obtaining fair value pricing for the marketable debt securities.

Type of investment	Fair Value at December 31, 2019 (in thousands)	Valuation Technique	Unobservable Inputs
Unaffiliated investments — common shares	$185	Market approach	Price per share	$3.90
Investment in controlled affiliate — Excalibur	$52,500	Market approach	Number of patents plus applications pending	2,863

Note 5    Quantitative Disclosure of Derivative Holdings

The Fund entered into several transactions to reduce the potential dilution with respect to the Fund’s common stock upon conversion of the Fund’s 0.00% Convertible Senior Notes due 2018 (the “Convertible Notes”), which were settled in December 2018, or to offset any cash payment the Fund is required to make in excess of the principal amount of converted Convertible Notes. The hedge transactions were settled with the conversion of the Convertible Notes. In conjunction with the hedge transactions, the Fund entered into warrant transactions to reduce the overall cost of the hedge. The written warrants were all settled by May 24, 2019.

The average quarterly fair value of written warrants during the period held was $21 million.

The realized loss of $10 million for written warrants and change in unrealized depreciation of $67.5 million for written warrants were recognized on the consolidated statement of operations for the period ended December 31, 2019.

Note 6    Margin Loan

Altaba HK MC Limited (the “Borrower”) entered into the Margin Loan Agreement and borrowed $3 billion thereunder from JPMorgan Chase Bank, N.A., London Branch and Credit Suisse AG, Cayman Islands Branch (collectively referred to, along with other financial institutions, as the “Lenders”). The Borrower’s obligations under the Margin Loan Agreement were guaranteed by the Fund. The Borrower was a special purpose entity formed for the sole purpose of acting as the borrower under the Margin Loan Agreement and is an indirect wholly-owned subsidiary of the Fund. The margin loan was repaid in April 2019. The remaining unamortized portion of the upfront commitment fee that was being amortized over three years was written off. The aggregate amount of interest paid for the period held from January 1, 2019 through April 2019 was $39 million, which was calculated using a variable rate of 3 Month LIBOR plus a margin of 2.25%.

The loans under the Margin Loan Agreement were secured by a combination of 28,000,000 Alibaba ADS and approximately $2 billion cash and short term investments pledged to the Lenders. The collateral was released in April 2019 when the margin loan was repaid.

Note 7    Contingencies

Legal Contingencies

General

The Fund has been regularly involved in claims, suits, government investigations, and proceedings arising from the ordinary course of the Fund’s business, including actions with respect to intellectual property claims, privacy, consumer protection, information security, data protection or law enforcement matters, commercial claims, stockholder derivative actions, purported class action lawsuits, and other matters. Except as otherwise specifically described in this Note 7, during the periods presented we have not: (i) recorded any accrual for loss contingencies associated with the legal proceedings described in such Note 7; (ii) determined that an unfavorable outcome is probable; or (iii) determined that the amount or range of any possible loss is reasonably estimable. The ultimate outcome of legal proceedings involves judgments, estimates and inherent uncertainties, and cannot be predicted with certainty. Furthermore, in the case of the Security Incidents described herein, alleged damages have not been specified, and there are significant factual and legal issues to be resolved. The Fund will continue to evaluate information as it becomes known and will record an accrual for estimated losses at the time or times it is determined that a loss is both probable and reasonably estimable.

In the event of a determination adverse to the Fund, its subsidiary, directors, or officers in these matters, the Fund may incur substantial monetary liability, and be required to change its business practices. Either of these events could have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. The Fund may also incur substantial legal fees, which are expensed as incurred, in defending against these claims.

From time to time the Fund may enter into confidential discussions regarding the potential settlement of pending proceedings, claims or litigation. There are a variety of factors that influence our decisions to settle and the amount (if any) we may choose to pay, including the strength of our case, developments in the litigation, the behavior of other interested parties, the demand on management time and the possible distraction of our employees associated with the case and/or the possibility that we may be subject to an injunction or other equitable remedy. In light of the numerous factors that go into a settlement decision, it is difficult to predict whether any particular settlement is possible, the appropriate terms of a settlement or the opportune time to settle a matter. The settlement of any pending litigation or other proceedings could require us to make substantial settlement payments and result in us incurring substantial costs.

Security Incidents Contingencies

On September 22, 2016, the Fund disclosed that a copy of certain user account information for approximately 500 million user accounts was stolen from the Fund’s network in late 2014 (the “2014 Security Incident”). On December 14, 2016, the Fund disclosed that, based on its outside forensic expert’s analysis of data files provided to the Fund in November 2016 by law enforcement, the Fund believes an unauthorized third party stole data associated with more than one billion user accounts in August 2013 (the “2013 Security Incident”). Verizon subsequently disclosed that the 2013 Security Incident involved over three billion user accounts. In November and December 2016, the Fund disclosed that based on an investigation by its outside forensic experts, it believes an unauthorized third party accessed the Fund’s proprietary code to learn how to forge certain cookies. The outside forensic experts have identified approximately 32 million user accounts for which they believe forged cookies were used or taken in 2015 and 2016 (the “Cookie Forging Activity”). The 2013 Security Incident, the 2014 Security

Incident, and the Cookie Forging Activity are collectively referred to herein as the “Security Incidents.” The total cumulative amount accrued related to the Security Incidents was $152 million, of which $67 million is outstanding and included in other liabilities on the consolidated statement of assets and liabilities.

Numerous putative consumer class action lawsuits were filed against the Fund in U.S. federal and state courts, and in foreign courts, relating to the Security Incidents, including the following: (1) In Re: Yahoo! Inc. Customer Data Security Breach Litigation, U.S. District Court for the Northern District of California Case No. 5:16-md-02752-LHK (“federal consumer class action”); (2) Yahoo! Inc. Private Information Disclosure Cases, Superior Court of California, County of Orange Case No. JCCP 4895 (“California consumer class action”); (3) Demers v. Yahoo! Inc., et al., Province of Quebec, District of Montreal Superior Court Case Nos. 500-06-000841-177 and 500-06-000842-175; (4) Gill v. Yahoo! Canada Co., et al., Supreme Court of British Columbia, Vancouver Registry Case No. S-168873; (5) Karasik v. Yahoo! Inc., et al., Ontario Superior Court of Justice Case No. CV-16-566248-00CP; (6) Larocque v. Yahoo! Inc., et al., Court of Queen’s Bench for Saskatchewan Case No. QBG 1242 of 2017; (7) Sidhu v. Yahoo Canada Co., et al., Court of Queen’s Bench for Alberta Case No. 1603-22837; (8) Lahav v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 61020-09-16 (“Lahav”); and (9) Reinzilber v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 7406-08-17 (“Reinzilber”). Plaintiffs, who purport to represent various classes of users, generally claim to have been harmed by the Fund’s alleged actions and/or omissions in connection with the Security Incidents and assert a variety of common law and statutory claims seeking monetary damages or other related relief. In October 2018, the Fund announced that it had reached an agreement with plaintiffs’ counsel to resolve all pending claims in the federal and California consumer class actions. The agreement is subject to certain conditions, including Court approval and therefore may not result in a final settlement. On December 3, 2018, the Tel Aviv-Jaffa District Court granted plaintiffs’ counsel petition to dismiss the Lahav and Reinzilber actions, in view of the proposed settlement of the federal consumer class action. On January 28, 2019, the Court in the federal consumer class action denied the plaintiff’s motion for preliminary approval of the proposed settlement. On April 8, 2019, the parties filed a revised settlement agreement and renewed motion for preliminary approval. On July 20, 2019, the Court granted preliminary approval. The Court has scheduled an April 9, 2020 hearing to decide whether to grant final approval to the proposed class action settlement.

Additional lawsuits and claims related to the Security Incidents may be asserted by or on behalf of users, partners, or others seeking damages or other related relief.

In addition, the Fund is cooperating with federal, state, and foreign governmental officials and agencies seeking information and/or documents about the Security Incidents and related matters, including the U.S. Federal Trade Commission, the U.S. Securities and Exchange Commission, a number of State Attorneys General and the U.S. Attorney’s office for the Southern District of New York.

Following the consummation of the Sale Transaction, pursuant to the transaction agreement with Verizon, the Fund continues to be responsible for 50 percent of certain post-closing cash liabilities under consumer class action cases related to the Security Incidents.

In July 2018, the parties to state and federal shareholder derivative litigation reached an agreement in principle to resolve the state and federal shareholder derivative cases, subject to Court approval. On January 9, 2019, the Court granted final approval to the settlement. The Fund received money from insurance companies, which is included in other income on the consolidated statement of operations. The shareholder derivative litigation is now resolved.

Note 8    Defined Contribution Plan

Altaba maintains a 401(k) plan for its full-time employees. The 401(k) plan allows employees of Altaba to contribute up to the Internal Revenue Code prescribed maximum amount. Employees may elect to contribute from 1 percent to 100 percent of their annual eligible pretax compensation to the 401(k) plan. Altaba matches employee contributions 100 percent up to 6 percent of eligible pretax compensation deferred. Both employee and employer contributions vest immediately upon contributions. For the year ended December 31, 2019, Altaba’s contributions to the 401(k) plan amounted to approximately $185 thousand.

Note 9    Long-Term Incentive Plan

Long-Term Deferred Compensation Incentive Plan

The Altaba Inc. Long-Term Deferred Compensation Incentive Plan (the “Plan”), adopted by the Fund’s stockholders at its 2017 annual meeting of stockholders, is intended to attract, retain and appropriately incentivize the Fund’s executive officers and other key employees by providing them with grants of incentive cash awards and the non-employee members of the Board by providing them with the opportunity to defer director fees into a deferral account under the Plan, in each case, as determined by the Compensation Committee pursuant to the terms of the Plan.

As adopted originally, the Plan calculated incentive award payouts based on the change in the Fund’s trading discount (measured based on the publicly traded share price of the shares) relative to the pre-tax value of the Fund’s net assets, as adjusted to eliminate any impact from share price movements of Alibaba Shares, against a baseline level, as per the individual award agreements, with resulting payout multipliers established by the Fund’s Compensation Committee.

The Compensation Committee recommended and the Board adopted an amendment to the Plan (as amended, the “Amended Plan”) that became automatically effective as of the date the shares ceased to be listed on Nasdaq. Under the Amended Plan, changes in the Fund’s trading discount are determined by reference to the per share net asset value of the Fund, as determined in accordance with U.S. GAAP and with certain adjustments consistent with the Plan as originally adopted, including elimination of any impact from share price movements of Alibaba Shares (such per Share adjusted NAV, the “Plan NAV”). The Amended Plan does not modify the performance targets, vesting schedule, individual incentive award amounts or individual or aggregate maximum payouts, as disclosed in the proxy statement.

Incentive Awards

Assuming the maximum payout multiplier applicable to incentive awards, the maximum amount that may become payable to a Plan participant in any fiscal year of the Fund is $24 million and the maximum amount that may become payable with respect to all awards granted to participants under the Plan is $52 million. Each incentive award provides for a range of payments that an officer may receive based on attainment of the pre-established performance targets:

•	Mr. McInerney received an initial incentive award of $6 million, which may result in payments of between $0 and $24 million;

•	Mr. Chong received an initial incentive award of $3 million, which may result in payments of between $0 and $12 million;

•	Ms. Wellman received an initial incentive award of $1.5 million, which may result in payments of between $0 and $6 million; and

•	Ms. Work received an initial incentive award of $1 million, which may result in payments of between $0 and $4 million.

Each incentive award is subject to a three-year vesting schedule, commencing on June 13, 2017, which may accelerate upon an involuntary termination or change in control. As of December 31, 2019, the Fund recorded a liability of $41.9 million pursuant to the terms of the Amended Plan. No payment has yet been made to the participants.

Deferral Accounts

Each independent director who is designated as a participant by the Compensation Committee under the Plan is required to defer a portion of not less than 50% and up to 100% of his or her director fees payable in cash for services rendered by such director during the period following his or her deferral election. The amount of director fees so deferred is credited to the participant’s deferral account under the Plan as of the regularly scheduled payment date of such fees, and the participant will be fully vested in his or her deferral account. The amounts deferred are subject to increase in accordance with the same performance goals as apply to the incentive awards granted to the Fund’s executive officers and other key employees and will become payable in a single lump sum cash payment upon the earlier to occur of the participant’s separation from service for any reason or a change in control of the Fund.

Under the Amended Plan’s terms, the deferral accounts of independent directors will remain subject to the terms described above; provided that, with respect to independent directors who remain in continuous service on the Board through the first distribution (the “First Distribution”) to stockholders following issuance of the Court Order, as of the date of the First Distribution, their deferral accounts will be credited by reference to the then-current Plan NAV, and distributed when they separate from service. Independent directors who do not remain in continuous service on the Board through the First Distribution will receive a prorated distribution determined by reference to the Plan NAV on the date of their separation from service, with the proration factor being determined by the number of days the director served after June 12, 2019 divided by 365.

Note 10    Income Taxes

The Fund is not treated as a “regulated investment company” under the Code. Instead, the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains. The Fund will recognize tax expense on its taxable income and taxable gains on investments.

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred income tax assets and liabilities as of December 31, 2019 are as follows (in thousands):

Deferred income tax assets:
Net operating loss and tax credits carryforwards	$18,207
Other deferred tax assets	294,543

Total deferred income tax assets	312,750
Deferred income tax liabilities:
Unrealized investment gains	(210,679)

Total deferred income tax liabilities	(210,679)

Net deferred income tax assets (liabilities)	$102,071

At December 31, 2019, the Fund’s federal and California net operating loss carryforwards for income tax purposes were approximately $71 million and $36 million, respectively. The federal and California net operating loss carryforwards are subject to various limitations under Section 382 of the Internal Revenue Code and applicable state tax law. If not utilized, the federal and California net operating loss carryforwards will begin to expire in 2021.

Pursuant to the transaction agreement with Verizon, Altaba is obligated to indemnify Verizon Media Group (formerly known as “Yahoo Holdings, Inc.”) for future utilization of certain deferred tax assets. Altaba has therefore recorded an indemnification liability to Verizon Media Group of $48 million included in other assets on the consolidated statement of assets and liabilities.

The provision (benefit) for income taxes is composed of the following as of December 31, 2019 (in thousands):

Current:
United States federal	$8,815,960
State	134,425

Total current provision (benefit) for income taxes	8,950,385

Deferred:
United States federal	(6,903,165)
State	(866,435)

Total deferred provision (benefit) for income taxes	(7,769,600)

Total provision (benefit) for income taxes	$1,180,785

The income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended December 31, 2019 were as follows (in thousands):

Income tax at the U.S. federal statutory rate of 21 percent	$1,727,705	21.00%
State income taxes, net of federal benefit	14,789	0.18%
Reversal of unrecognized tax benefits	(599,549)	-7.29%
U.S. tax on foreign earnings	(47,119)	-0.57%
Other	84,959	1.03%

Provision (benefit) for income taxes	$1,180,785	14.35%

The Fund recorded a decrease of its gross unrecognized tax benefits of approximately $600 million during the year. The decrease was primarily due to the settlement of certain prior year state taxes with state tax authorities, resulting in a reversal of such unrecognized tax benefits and associated interest and penalties.

The Fund has accounted for tax obligations under the Tax Cuts and Jobs Act (the “TCJA”) based on the best information available and will continue to assess the applicability of new guidance issued by the U.S. Treasury Department and IRS as it relates to the impacts of the TCJA. Any additional information obtained or related legislation issued could change the Fund’s tax obligations under the TCJA.

The total amount of gross unrecognized tax benefits was $714 million as of December 31, 2019, of which up to $389 million would affect Altaba’s effective tax rate if realized. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Unrecognized tax benefits balance at January 1, 2019	$961,212
Gross increase for tax positions of prior years	94,551
Gross decrease for tax positions of prior years	(43,006)
Gross increase for tax positions of current year	255,213
Settlements	(505,309)
Lapse of statute limitations	(48,784)

Unrecognized tax benefits balance at December 31, 2019	$713,877

The balances are recorded on the Fund’s consolidated statement of assets and liabilities as of December 31, 2019 as follows (in thousands):

Total unrecognized tax benefits balance	$713,877
Amounts netted against related deferred tax assets	(41,196)

Unrecognized tax benefits recorded on consolidated statement of assets and liabilities	$672,681

As primary obligor, Altaba is generally responsible for all United States federal, state and local uncertain tax benefits through the date of the Sale Transaction and, as such, the uncertain tax benefits are recorded in other liabilities on the consolidated statement of assets and liabilities. Pursuant to the transaction agreement with Verizon, Verizon Media Group is obligated to indemnify the Fund for certain pre-acquisition tax liabilities. The Fund has therefore recorded an indemnification asset from Verizon Media Group of $205 million included in other assets on the consolidated statement of assets and liabilities.

Altaba recognizes interest and/or penalties related to uncertain tax positions in income tax expense. To the extent accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made. The amount of accrued interest and penalties recorded on the consolidated statement of assets and liabilities as of December 31, 2019 was approximately $31 million of which $26 million is indemnified by Verizon Media Group pursuant to the transaction agreement with Verizon, whereby Verizon Media Group is obligated to indemnify the Fund for certain pre-acquisition tax liabilities.

The Fund is in various stages of examination and appeal in connection with its taxes both in U.S. federal, state and local jurisdictions. These audits generally span tax years 2005 through 2018. The Fund has appealed the proposed California Franchise Tax Board’s adjustments to the 2005 through 2008 returns, but no conclusions have been reached to date. The Fund’s 2009 through 2010 California tax returns are currently under examination. The Fund’s 2011 tax year through the current tax year remain subject to examination by the California Franchise Tax Board for California tax purposes. While it is difficult to determine when the examinations will be settled or their final outcomes, certain audits in various jurisdictions are expected to be resolved in the foreseeable future. The Fund believes that it has adequately provided for any reasonably foreseeable adverse adjustment to its tax returns, including indemnification by Verizon Media Group for certain tax liabilities, and that any settlement will not have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

Note 11    Agreements and Related Party Transactions

Advisory Agreements

As of December 31, 2019, the Fund has hired BlackRock Advisors, LLC (“BlackRock”) and Morgan Stanley Smith Barney LLC (“Morgan Stanley” or “MSSB” and, together with BlackRock, the “External Advisers”) as external investment advisers to manage the Marketable Debt Securities Portfolio. Each External Adviser manages approximately half of the marketable securities portfolio. The following guidelines apply to each External Adviser, individually, without reference to the portion of the marketable securities portfolio managed by the other.

The Fund pays BlackRock a monthly fee in arrears at an annual rate equal to 0.08% of the average daily net assets (as determined by BlackRock) of the first $250 million assets of the BlackRock Assets; 0.06% of the next $250 million; 0.04% of the next $250 million; and 0.02% of any assets above $750 million. Effective as of May 20, 2019, BlackRock voluntarily agreed to waive its fee from the Fund such that, for any monthly billing period in which average daily assets managed by BlackRock fall in the ranges set forth below, BlackRock will accept as full compensation a monthly fee in arrears at the corresponding annual rate set forth below for all of the Fund’s assets managed by BlackRock. BlackRock and the Fund entered into an amended investment advisory agreement memorializing these reduced fees on June 10, 2019.

BR Asset level between $10 billion and $15 billion	0.0200%
BR Asset level between $15 billion and $20 billion	0.0150%
BR Asset level over $20 billion	0.0100%

The Fund pays Morgan Stanley compensation, quarterly in arrears, at an annual rate as follows based on the total amount of assets managed by Morgan Stanley:

MSSB Asset level under $750M	0.0700%
MSSB Asset level between $750M and $1B	0.0650%
MSSB Asset level between $1B and $1.5B	0.0575%
MSSB Asset level between $1.5B and $2B	0.0500%
MSSB Asset level between $2B and $2.5B	0.0450%
MSSB Asset level between $2.5B and $3B	0.0425%
MSSB Asset level between $3B and $3.5B	0.0400%
MSSB Asset level between $3.5B and $4B	0.0375%
MSSB Asset level over $4B	0.0350%

Effective as of April 1, 2019, Morgan Stanley voluntarily agreed to waive its fee from the Fund such that, for any quarterly billing period in which average daily assets managed by Morgan Stanley fall in the ranges set forth below, Morgan Stanley will accept as full compensation a quarterly fee in arrears at the corresponding annual rate set forth below for all of the Fund’s assets managed by Morgan Stanley. Morgan Stanley and the Fund entered into an amended investment advisory agreement memorializing these reduced fees on June 10, 2019.

MSSB Asset level between $4B and $5B	0.0350%
MSSB Asset level between $5B and $7B	0.0300%
MSSB Asset level between $7B and $10B	0.0200%
MSSB Asset level between $10B and $15B	0.0150%
MSSB Asset level between $15B and $20B	0.0125%
MSSB Asset level over $20B	0.0100%

Administration, Accounting & Custodian

The Fund has engaged U.S. Bancorp Fund Services, LLC (“USBFS”) to serve as the Fund’s administrator and fund accountant. The Fund has engaged U.S. Bank, N.A. (“U.S. Bank”) to serve as the Fund’s custodian. The Fund pays a monthly fee computed at an annual rate of 0.004% on the first $20 billion of monthly average net assets, 0.003% on the next $20 billion and 0.00075% on the remaining balance of monthly average net assets, for the services provided by USBFS and U.S. Bank.

Transfer Agent

Computershare Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Note 12    Purchases and Sales of Securities

Purchase and sales of investment securities, excluding short-term securities and U.S. government obligations, for the period ended December 31, 2019, totaled $102 million (including cost to settle written warrants) and $46.2 billion, respectively.

Note 13    Investment in Affiliates

If the Fund’s holding represents ownership of 5% or more of voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Fund had the following transactions during the period ended December 31, 2019 with affiliated companies(1):

Alibaba Group Holding Limited(3)(4)
Balance of shares held at January 1, 2019	283,315,416
Purchases	—
Sales	(278,315,416)
Balance of shares held at December 31, 2019	5,000,000
Fair value as of December 31, 2019(2)	$1,060,500
Change in unrealized appreciation (depreciation)(2)	$(35,798,014)
Distributions	$—
Net realized gain (loss)(2)	$44,017,327

Excalibur IP, LLC
Balance of patents held and applications pending at January 1, 2019	3,420
Change in patents held	(557)
Balance of patents held and applications pending at December 31, 2019	2,863
Fair value as of December 31, 2019(2)	$52,500
Change in unrealized appreciation (depreciation)(2)	$(197,500)
Distributions	$—
Net realized gain (loss)(2)	$27,017

(1)	Affiliated issuer, as defined in the 1940 Act.

(2)	In thousands.

(3)	As of December 31, 2019, Alibaba Group Holding Limited is no longer an Affiliate.

(4)	See Note 16, “Subsequent Events” for additional information.

Note 14    Capital Share Transactions

Common and Preferred Stock

As of December 31, 2019, there were 5 billion shares of $0.001 par value common stock authorized, 519,511,366 shares issued and outstanding.

The Board has the authority under the Company’s certification of incorporation to issue up to 10 million shares of preferred stock and to determine the price, rights, preferences, privileges, and restrictions, including voting rights, of those shares without any further vote or action by the stockholders, though the Company currently does not anticipate issuing any preferred stock because it has filed the Certificate of Dissolution.

Share Repurchases

The Board of Directors of the Fund authorized a new share repurchase program (the “September 2018 Share Repurchase Program”), pursuant to which the Fund was authorized to, from time to time, purchase up to $5.75 billion of its common stock through, without limitation, market purchases, privately negotiated transactions or other methods of acquiring shares. The date and time of such repurchases were dependent upon market conditions. All repurchases were made in compliance with, and at such times as permitted by, federal securities laws. The September 2018 Share Repurchase Program, which became effective upon completion of the Fund’s sale of its remaining shares of Yahoo Japan, superseded the previous buyback program (the “February 2018 Share Repurchase Program”), which was authorized in February 2018. The September 2018 Share Repurchase Program was exhausted in the second quarter of 2019.

During the year ended December 31, 2018, the Fund repurchased approximately 62.5 million shares at a weighted average price of $66.51 and average weighted discount of 10.9% of net asset value for an aggregate purchase price of approximately $4.2 billion, pursuant to both the February and September Share Repurchase Programs. As of December 31, 2018, the unutilized authorization was approximately $3.4 billion under the September 2018 Share Repurchase Program.

For the year ended December 31, 2019, the Fund repurchased approximately 48 million shares at a weighted average price of $70.57 and average weighted premium of 5.1% of net asset value for an aggregate purchase price of approximately $3.4 billion, which, as noted above, exhausted the September 2018 Share Repurchase Program.

Tender Offer

During the year ended December 31, 2018, the Fund repurchased 195 million shares of Altaba common stock in exchange for approximately 68.25 million Alibaba ADSs and $1.7 billion in cash pursuant to a self-tender offer.

Liquidating Distribution to Shareholders

The liquidating distribution to shareholders was recorded on the ex-dividend date. Liquidating distributions paid by the Fund are subject to recharacterization for tax purposes. See Note 1, “Organization” for additional information and for a general summary of certain material U.S. federal income tax consequences of the Plan of Liquidation and Dissolution, including the pre-dissolution liquidating distribution, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Material U.S. Federal Income Tax Consequences of Liquidation and Dissolution.”

Note 15    Principal Risks

Risks Related to the Plan of Liquidation and Dissolution

The Fund cannot assure stockholders of the timing or amount of the initial post-dissolution liquidating distribution following entry of the Court Order.

We plan to make an initial post-dissolution liquidating distribution to our stockholders on our transfer books as of the Effective Time (and permitted transferees) as soon as practicable following entry of the Court Order. Under Section 281(a) of the DGCL, the initial post-dissolution liquidating distribution may not be made before the expiration of a period of 150 days from the date of the last notice of rejection given by the Fund with respect to outstanding known claims against the Fund (such claims, “Known Claims”). We currently expect the Court Order to be issued within one year following the Effective Time, although there can be no assurances regarding the timing of the Court Order.

In the initial post-dissolution liquidating distribution, we intend to distribute all of the Fund’s remaining assets in excess of the amount to be used by the Fund to pay claims and fund the reserves required by the Court Order and pay the Fund’s operating expenses through the completion of the dissolution and winding-up process. The Court Order will reflect the Court’s own determination as to the amount and form of security reasonably likely to be sufficient to provide compensation for all known, contingent and potential future claims against the Fund. There can be no assurances that the Court will not require the Fund to withhold from the initial post-dissolution liquidating distribution amounts in excess of the amounts that we believe are sufficient to satisfy the Fund’s potential claims and liabilities. Accordingly, stockholders may not receive distributions of these additional amounts for a substantial period of time.

Factors that could impact the amount of the reserves to be determined by the Court Order, and consequently the amount of the initial post-dissolution liquidating distribution, include the following:

•	whether any claim is resolved or barred pursuant to Section 280 of the DGCL;

•	whether claimants of rejected Known Claims commence proceedings against the Fund, or any other litigation is brought against the Fund or its directors and officers;

•	whether the Fund is able to obtain clarity from taxing authorities with respect to the amount of taxes, if any, owed to them;

•

whether unforeseen claims are asserted against the Fund, in which case the Fund would have to defend or resolve such claims and/or be required to establish additional reserves to provide for such claims; and

•

whether any of the expenses incurred in the winding-up process, including expenses of required personnel and other operating expenses (including legal, accounting and other professional fees) necessary to dissolve and liquidate the Fund, are more or less than the Fund’s estimates.

With respect to the Fund’s potential PRC tax liabilities, based on our current views as to the applicability of PRC tax to the Alibaba Share Transfers, we currently expect to request in our petition to the Court that the Fund not be required in the Court Order to hold back any reserves in respect of PRC tax liabilities with respect to any of the Alibaba Share Transfers, and we believe that, if we receive confirmation (which would likely be oral and not written) from the PRC taxing authorities that they have closed their review of an Alibaba Share Transfer and that PRC taxes will not be assessed on that transaction, the Court would likely grant our request. However, the Court will then make its own determination as to the amount and form of security reasonably likely to be sufficient to provide compensation for contingent PRC tax liabilities. There can be no assurances that the Court will not require the Fund to reserve an amount for some or all of our potential PRC tax liabilities. If the Court requires us to reserve an amount for some or all of our potential PRC tax liabilities (which are subject to a ten-year statute of limitations period), stockholders may not receive distributions of any excess reserve amounts for a substantial period of time. If such a reserve were required for potential PRC taxes with respect to any of the Alibaba Share Transfers, then we would seek to include a provision in the Court Order that would permit the Fund to return to the Court to petition for a reduction in the Fund’s reserves if we receive oral confirmation from the PRC taxing authorities after the issuance of the Court Order, or otherwise believe there is a reasonable basis for concluding, that the PRC taxing authorities do not intend to assess PRC tax with respect to any of the Alibaba Share Transfers. There is no assurance, however, that the Court would agree to consider such a request or, if it does, that it would modify the Court Order in such a scenario. For more information regarding the Fund’s potential PRC tax liabilities, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Description of the Plan of Liquidation and Dissolution and the Dissolution and Winding-Up Process — Liabilities; Expenses; Reserves — Potential Tax Claims — PRC Tax Matters.”

The Fund cannot assure stockholders of the timing, amount or method of any additional post-dissolution liquidating distributions to stockholders under the Plan of Liquidation and Dissolution.

To the extent that claims for which the Fund has set aside reserves are resolved or satisfied at amounts less than such reserves, and assuming no need has arisen to establish additional reserves, the Fund would make additional distributions to stockholders of any portion of the reserves established pursuant to the Court Order that the Board determines is no longer required because the relevant claim has been resolved or satisfied. However, there may be less funds available than currently anticipated for additional liquidating distributions to the Fund’s stockholders. The precise amount, timing and method of any additional liquidating distributions to the Fund’s stockholders will depend on and could be delayed or diminished due to many factors, including:

•	whether a claim is resolved for more than the amount of reserve established for such claim pursuant to the Court Order;

•	whether the Fund is unable to resolve claims with creditors or other third parties, including the PRC taxing authorities, or if such resolutions take longer than expected;

•

whether a creditor or other third party seeks an injunction against the making of additional distributions to stockholders on the basis that the amounts to be distributed are needed to satisfy the Fund’s liabilities or other obligations to the extent not previously reserved for;

•	whether due to new facts and developments, a new claim, as the Board reasonably determines, requires additional funds to be reserved for its satisfaction; and

•

whether the expenses the Fund incurs in the winding-up process, including expenses of personnel required and other operating expenses (including legal, accounting and other professional fees), necessary to dissolve and liquidate the Fund are more than anticipated.

Due to these and other factors, the amounts of any additional post-dissolution liquidating distributions may be substantially less than the amounts currently estimated by the Fund.

Liquidating distributions to stockholders could be substantially reduced and/or delayed due to uncertainty regarding the resolution of certain potential tax claims, litigation matters and other unresolved contingent liabilities of the Fund.

Among other liabilities, the Fund’s major known, contingent and potential future liabilities include (i) known and potential U.S. federal, state and local and foreign tax claims (including potential PRC tax claims), which constitute a significant majority of the Fund’s known, contingent and potential future liabilities, (ii) potential liabilities arising out of the Data Breaches and certain other legal contingencies, and (iii) continuing obligations to indemnify former Yahoo executives. For a detailed description of such liabilities, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Description of the Plan of Liquidation and Dissolution and the Dissolution and Winding-Up Process — Liabilities; Expenses; Reserves.”

We intend to follow the “safe harbor” procedures under Sections 280 and 281(a) of the DGCL to obtain the Court Order establishing the amount and form of security for contested known, contingent and potential future claims that are likely to arise or become known within five years of the Effective Time (or such longer period of time as the Court may determine not to exceed ten years after the Effective Time), and pay or make reasonable provision for the Fund’s uncontested known claims and expenses and establish reserves for other claims as required by the Court Order.

Whether any additional liquidating distributions can be made to stockholders would depend on whether claims for which the Fund has set aside reserves are resolved or satisfied at amounts less than such reserves and whether a need has arisen to establish additional reserves. The Fund cannot assure stockholders that the Fund’s liabilities can be settled for less than the amounts the Fund has reserved, or that unknown liabilities that have not been accounted for will not arise. As a result, the Fund may continue to hold back funds and delay additional liquidating distributions to stockholders. It is important for the Fund to retain sufficient funds to pay the expenses and liabilities actually owed to the Fund’s creditors, because under Delaware law, if the Fund fails to do so, each stockholder could be held liable for the repayment to creditors, out of the amounts previously received by such stockholder from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess (up to the full amount actually received by such stockholder).

The application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations may adversely affect the Fund’s assets and the amount and timing of any liquidating distributions to stockholders.

The Fund may be directly or indirectly affected by tax legislation, regulations and administrative practices or the modification of existing tax laws by U.S. or non-U.S. taxing authorities or other governmental bodies. The application of complex tax laws involves numerous uncertainties, and U.S. and non-U.S. taxing authorities may review and challenge tax positions adopted by the Fund. These challenges may result in adjustments to, or impact the timing or amount of, the Fund’s taxable income, deductions, credits or other tax items, which may adversely affect our effective tax rate and tax liability.

Even though the Plan of Liquidation and Dissolution has been approved and the Fund has filed a Certificate of Dissolution, the Fund currently believes it will continue to be subject to U.S. federal income tax on its taxable income and taxable gains until the liquidation is complete (i.e., until all of its remaining assets have been distributed to the stockholders or transferred to a liquidating trust or trusts). Accordingly, the sale or other disposition of the Fund’s remaining non-cash assets, including the remaining Alibaba Shares, will generally be taxable to the Fund for U.S. federal income tax purposes. In addition, the Fund’s prior dispositions of Alibaba Shares and shares of common stock of Yahoo Japan (“Yahoo Japan Shares”) were generally taxable to the Fund for U.S. federal income tax purposes (such dispositions, together with any future dispositions of the Fund’s remaining Alibaba Shares, “Share Dispositions”), resulting in significant tax liabilities to the Fund.

The Fund also expects to incur certain state and local income tax liabilities on the disposition of the Fund’s remaining Alibaba Shares, and it incurred such tax liabilities on prior Share Dispositions. Depending on a number of factors, including the apportionment methodologies that are applied to source the gains from Share Dispositions for state and local tax purposes, the amount of such taxes could be greater or less than the corresponding amount recorded by the Fund for financial accounting purposes and reflected within the liabilities section of the Consolidated Statement of Assets and Liabilities for the year ended December 31, 2019 contained in this report. The appropriate apportionment methodology for Share Dispositions is uncertain in each of the state and local jurisdictions in which the Fund expects to pay tax, and could vary materially depending on the manner in which Share Dispositions are effected (e.g., as a sale, exchange, distribution or other disposition), and other factors. There can be no assurance that we will be able to resolve these matters favorably with the applicable taxing authorities.

On December 22, 2017, the United States enacted tax legislation commonly known as the TCJA, which significantly changed existing U.S. tax law. Among other changes impacting the Fund, the TCJA imposed a one-time deemed repatriation tax on certain accumulated earnings of non-U.S. corporations owned by 10% U.S. shareholders, expanded the constructive ownership rules that are applied for purposes of determining whether a non-U.S. corporation is a “controlled foreign corporation” (“CFC”), and made other significant changes to the CFC rules. These rules are complex and subject to change or differing interpretations, possibly with retroactive effect. In addition, the application of these rules and their consequences to the Fund depend on a number of facts specific to Alibaba, Yahoo Japan, and their respective subsidiaries that are beyond our current knowledge and control. These and other uncertainties resulting from the TCJA could materially affect the Fund’s U.S. tax liabilities.

Furthermore, the treatment of the Fund and its assets, and any transactions involving such assets (including liquidating distributions by the Fund), may raise novel and complex issues under other U.S. federal, state and local and foreign tax laws. Accordingly, the application of the relevant tax laws to the Fund’s assets and any related past or future transactions, including in connection with the Plan of Liquidation and Dissolution, may be uncertain in many respects. There can be no assurance that the Fund’s treatment of such assets and transactions will not be challenged by the U.S. Internal Revenue Service (the “IRS”) or other U.S. or non-U.S. taxing authorities, and any such challenge could adversely affect the Fund’s effective tax rate and tax liability, as well as the amount and timing of any liquidating distributions to stockholders.

The Fund may not be able to resolve promptly, or at all, certain potential PRC tax claims on the Alibaba Share Transfers on terms favorable to the Fund, which may significantly delay or reduce any liquidating distributions to stockholders.

The Fund potentially could be liable for PRC tax with respect to the following dispositions of Alibaba Shares:

•	the repurchase from the Fund by Alibaba of 523,000,000 Alibaba Shares for approximately $7.1 billion on September 18, 2012 (the “2012 Alibaba Share Transfer”);

•

the sale by the Fund’s subsidiary, Altaba Holdings Hong Kong Limited (“Altaba Hong Kong”) of 140,000,000 Alibaba Shares in Alibaba’s initial public offering for approximately $9.4 billion (net of underwriting discounts, commissions and fees) on September 24, 2014 (the “2014 Alibaba Share Transfer”);

•

the transfers of Alibaba Shares in an exchange offer of the Fund’s Alibaba Shares and cash for Shares (the “2018 Exchange Offer”) and the contemporaneous sale of approximately 32,000,000 Alibaba ADSs for a value of approximately $5.7 billion (the “Alibaba Resale” and together with the 2018 Exchange Offer, the “2018 Alibaba Share Transfers”); and

•

the disposition or other transfer of the Fund’s remaining Alibaba Shares in connection with the Plan of Liquidation and Dissolution (the “Post-2018 Alibaba Share Transfers” and, collectively with the 2012 Alibaba Share Transfer, the 2014 Alibaba Share Transfer and the 2018 Alibaba Share Transfers, the “Alibaba Share Transfers”).

Because Alibaba, which is a Cayman Islands company, holds PRC taxable property, each of the Alibaba Share Transfers would be an indirect transfer of such property and potentially subject to PRC tax under Bulletin Regarding Certain Enterprise Income Tax Matters on Indirect Transfer of Property by Non-Resident Enterprises, SAT Bulletin [2015] (“Bulletin 7”), which is the current regulation governing taxation of indirect transfers in the PRC (other than the 2012 Alibaba Share Transfer, which is covered by the predecessor PRC tax regulation with respect to indirect share transfers). If an Alibaba Share Transfer were subject to PRC tax under Bulletin 7, the tax would be 10% of the gain that the PRC taxing authorities deemed the Fund or its applicable subsidiary to have derived from such transfer. The statute of limitations period applicable to Bulletin 7 cases is ten years. The PRC taxing authorities, in particular the State Taxation Administration (the “STA”), which is the highest level taxing authority in the PRC, have wide discretion to interpret Bulletin 7 and to apply the indirect transfer rules to specific circumstances.

As described in more detail in the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Description of the Plan of Liquidation and Dissolution and the Dissolution and Winding-Up Process — Liabilities; Expenses; Reserves — Potential Tax Claims — PRC Tax Matters,” based on the advice of the Fund’s tax counsel and advisors and other relevant information, we believe it is more likely than not that the Alibaba Share Transfers are not and will not be subject to PRC tax. There can be no assurance that the PRC taxing authorities will agree with such positions. Even if the PRC taxing authorities have confirmed (which would likely be orally and not in writing) that their review of any Alibaba Share Transfer is closed and that such transaction is not taxable, the PRC taxing authorities are not foreclosed from subsequently re-examining and potentially assessing PRC tax on such transactions at any time prior to the expiration of the ten-year statute of limitations period; however, we believe based on the advice of our PRC tax advisors that it is highly unlikely they will do so where they have given oral confirmation that a transaction will not be taxed.

The Fund voluntarily reported to the PRC taxing authorities its transfers of Alibaba ADSs in connection with the 2018 Exchange Offer and the Alibaba Resale in order to pay certain taxes related to the 2018 Exchange Offer, and engaged with the STA and other relevant PRC taxing authorities in order to obtain confirmation that such transfers are not taxable under the PRC’s Bulletin 7 tax consistent with the Fund’s view. On or about May 27, 2019, the PRC taxing authorities, including the in-charge local tax authorities and the STA, confirmed that the Fund’s 2018 Alibaba Share Transfers are not taxable under Bulletin 7. Such confirmation is limited to the Fund’s 2018 Alibaba Share Transfers. The Fund is following a similar process with respect to Post-2018 Alibaba Share Transfers that were completed in 2019 and 2020, and currently intends to follow a similar process with respect to subsequent transfers of Alibaba ADSs in connection with the Plan of Liquidation and Dissolution. There can be no assurance as to the outcome or timing of such process for the Post-2018 Alibaba Share Transfers.

Based on advice of the Fund’s counsel, although not free from doubt, we believe that if the Fund or any of its subsidiaries were required to pay tax on the 2018 Alibaba Share Transfers or the Post-2018 Alibaba Share Transfers pursuant to Bulletin 7, the Fund will be entitled to claim the amount of tax paid as a foreign tax credit against its U.S. federal income tax liability on such transfers. If Bulletin 7 tax were assessed on the 2012 Alibaba Share Transfer or the 2014 Alibaba Share Transfer, we would expect to be entitled to claim the amount of tax paid as a foreign tax credit against the Fund’s U.S. federal income tax liability on such transfers.

In order to claim a foreign tax credit with respect to any tax imposed on an Alibaba Share Transfer pursuant to Bulletin 7, the Fund would need to pay the tax assessed by the PRC taxing authorities and pursue all effective and practical remedies to contest the tax under PRC law and the tax treaty between the United States and the PRC, including invoking the assistance of the U.S. competent authority. The Fund expects that it would have to claim the benefit of such credit in the form of a refund of previously paid U.S. federal income taxes. As a result of the U.S. refund procedures and foreign tax credit requirements, including the need to ensure that the Fund has sufficient assets and liquidity to pay and contest any PRC tax imposed on any of the Alibaba Share Transfers, the Fund may need to delay the return of such assets to stockholders until resolution of the potential PRC tax liabilities and any related foreign tax credit claims, which could take a significant period of time. The rules relating to the foreign tax credit are complex and their application to a PRC tax imposed on an Alibaba Share Transfer is not entirely clear. Notwithstanding the advice of the Fund’s counsel and the Fund’s views referred to above, there can be no assurance that the IRS or a court would agree that the Fund is entitled to claim a credit for such tax.

For a more detailed description of Bulletin 7 and the U.S. refund procedures and foreign tax credit requirements, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Description of the Plan of Liquidation and Dissolution and the Dissolution and Winding-Up Process — Liabilities; Expenses; Reserves — Potential Tax Claims — PRC Tax Matters.”

Given the uncertainties described above, when determining the amount of the pre-dissolution liquidating distribution, we held back assets sufficient to pay the maximum amount of PRC tax that may be imposed on all of the Alibaba Share Transfers without any offset or reduction in the Fund’s reserves for U.S. tax liabilities. Further, in respect of any post-dissolution liquidating distributions, unless the Fund is able to represent to the Court that we have received reasonably satisfactory confirmation from the PRC taxing authorities (which may include an oral confirmation to the Fund’s representatives) that they have determined not to tax the Alibaba Share Transfers, or otherwise establish to the satisfaction of the Court, that such tax will not be assessed, the Fund expects that the Court Order would require us to reserve an amount of assets sufficient to cover all or a portion of the maximum potential PRC tax liabilities of the Fund. Based on the ten-year statute of limitations period applicable to the potential PRC tax liabilities, such amount of assets may be held back for a substantial number of years.

The Fund will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with reporting requirements under the 1940 Act following the Effective Time and paying its service providers, including the external investment advisers managing its Marketable Debt Securities Portfolio.

As the Fund continues to wind up, the Fund will continue to incur expenses from operations, including severance costs, compensation to employees who would implement the Plan of Liquidation and Dissolution, compensation to our independent directors, directors’ and officers’ insurance and other insurance premiums, income, payroll and other taxes (including any taxes that may be imposed on the sale, distribution or other disposition of our remaining non-cash assets), legal, accounting, financial advisory and consulting fees and general and administrative expenses (including the fees of the external investment advisers for our Marketable Debt Securities Portfolio).

Following the Effective Time, the Fund will continue to be registered as an investment company under the 1940 Act. The Fund currently expects to deregister as an investment company under the 1940 Act following the issuance of the Court Order, and after the Fund has reduced its remaining assets to cash and distributed substantially all of its assets. Accordingly, the Fund will continue complying with the applicable reporting requirements of the 1940 Act even though compliance with such reporting requirements will cause the Fund to incur related expenses. In order to eliminate these expenses, we may seek relief from the SEC from the reporting requirements under the 1940 Act, but no assurances can be given as to when or if such relief will be obtained. If the Fund does not obtain such relief and, in any event, until such time as it obtains such relief, the Fund will continue to incur costs in complying with its reporting requirements as a registered investment company under the 1940 Act.

If the Fund fails to retain sufficient funds to pay the liabilities actually owed to the Fund’s creditors, each stockholder receiving liquidating distributions could be liable for payment to the Fund’s creditors of his, her or its pro rata share of any shortfall, up to the amount actually distributed to each stockholder in connection with the liquidation and dissolution.

Under Delaware law, in the event the Fund fails to retain sufficient funds to pay the expenses and liabilities actually owed to the Fund’s creditors, each stockholder could be held liable for the repayment to those creditors who file claims before the end of the winding-up period, out of the amounts previously received by such stockholder from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess liability (up to the full amount actually received by such stockholder). Moreover, in the event a stockholder has paid taxes on amounts previously received pursuant to the Plan of Liquidation and Dissolution, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder’s repayment of an amount previously distributed does not cause a reduction in taxes payable. There can be no guarantee that the reserves established by the Fund will be adequate to cover all such expenses and liabilities.

Amounts held in the Marketable Debt Securities Portfolio will be subject to market, credit and interest rate risk.

A substantial portion of the Fund’s investment assets likely will be held in the Marketable Debt Securities Portfolio throughout the liquidation and dissolution process. Pursuant to such guidelines, the Fund generally invests excess cash in money market funds, time deposits, and liquid debt instruments of the U.S. and foreign governments and their agencies, and high credit quality corporate issuers which are classified as marketable debt securities and cash.

Investments in fixed rate and floating rate interest earning instruments carry a degree of interest rate risk. Fixed rate securities may have their fair market value adversely impacted due to a rise in interest rates, while floating rate securities may produce less income than expected if interest rates fall. Such securities also are subject to the risk that the issuer of the security will be unable to pay interest or repay principal on the security when due. Due in part to these factors, the amounts expected to be realized by the Fund in monetizing the Marketable Debt Securities Portfolio may fall short of expectations due to changes in interest rates or the Fund may suffer losses in principal if it sells securities that have declined in market value due to changes in interest rates or changes in credit quality.

The Shares have been delisted from Nasdaq, and the Fund closed its stock transfer books at the Effective Time as required by Delaware law. Accordingly, the Shares held by the Fund’s stockholders after the Effective Time generally are not transferable, and there is no assurance that a market for interests in the Shares will arise.

Nasdaq halted trading in the Shares on October 2, 2019. In connection with the filing of a Certificate of Dissolution with the Secretary of State of the State of Delaware, the Fund closed its transfer books as of 4:00 pm Eastern Time on October 4, 2019. As a result, record holders of the Shares generally are prohibited from transferring record ownership of their Shares following the Effective Time (except by will, intestate succession or operation of law). The Shares were delisted from Nasdaq on October 7, 2019. DTC, as a record holder of Shares through its Cede & Co. nominee, maintains records representing the right to receive any post-dissolution liquidating distributions in accordance with Section 4 of the Plan of Liquidation and Dissolution, including any transfers of such rights. Consequently, the Fund expects that any transfers of such rights will be tracked by DTC. There is no assurance as to how long a market for interests in the Shares representing the right to receive any post-dissolution liquidating distributions will continue to be maintained or how actively such interests in the Shares will trade. Both trading prices and volumes in any such “over-the-counter” market could be volatile and erratic. To the extent that a stockholder’s Shares were not held by a DTC participant as of the Effective Time, it could be more difficult for such stockholder to transfer such stockholder’s rights to receive any post-dissolution liquidating distributions.

Interests of stockholders in any liquidating trust that the Fund may establish pursuant to the Plan of Liquidation and Dissolution generally will not be transferable.

If the Fund establishes a liquidating trust, the interests of the Fund’s stockholders in such trust generally will not be transferable, which could adversely affect stockholders’ ability to realize the value of such interests. Even if transferable, the interests are not expected to be listed on a national securities exchange, and the extent of any trading market therein cannot be predicted. In addition, the interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets. Furthermore, given that the Fund’s stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to any entity which is treated as a liquidating trust for U.S. federal income tax purposes, the distribution of non-transferable interests would result in tax liability to the stockholders without their being readily able to realize the value of such interest to pay such taxes or otherwise.

Stockholders will generally not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.

As a result of the Fund’s liquidation and dissolution, for U.S. federal income tax purposes, the Fund’s stockholders who are U.S. holders will generally recognize gain or loss equal to the difference between (i) the amount of cash and the fair market value (at the time of the distribution) of any other property distributed, less any known liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) such stockholder’s tax basis in the Shares. Liquidating distributions pursuant to the Plan of Liquidation and Dissolution may occur at various times and in more than one tax year. Any loss will generally be recognized only when a stockholder receives the final distribution from us and then only if the aggregate value of all liquidating distributions with respect to a Share is less than the stockholder’s tax basis in the Share. For a general summary of certain material U.S. federal income tax consequences of the Plan of Liquidation and Dissolution, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Material U.S. Federal Income Tax Consequences of Liquidation and Dissolution.”

Further stockholder approval will not be required in connection with the implementation of the Plan of Liquidation and Dissolution, including the sale or disposition of all or substantially all of the Fund’s assets as contemplated in the Plan of Liquidation and Dissolution.

The approval of the Plan of Liquidation and Dissolution by the requisite vote of the stockholders granted full and complete authority to our Board and officers, without further stockholder action, to proceed with the liquidation and dissolution of the Fund pursuant to Plan of Liquidation and Dissolution in accordance with any applicable provision of Delaware law. Accordingly, the Fund may sell, distribute or otherwise dispose of its remaining assets, including non-cash assets, without further stockholder approval. As a result, the Board may, in order to maximize value for the Fund’s stockholders and creditors, authorize actions in implementing the Plan of Liquidation and Dissolution, including the specific terms and prices for the sales and dispositions of its remaining assets, with which stockholders may not agree.

The Fund will no longer hold annual meetings of stockholders to elect members of the Board, and consequently the Fund’s stockholders will no longer be able to influence management of the Fund through the election of directors.

Under Delaware law, dissolution of the Fund became effective upon the filing of a Certificate of Dissolution on October 4, 2019. Although the Fund’s existence is required to continue for a period of three years from the Effective Time for the purpose of prosecuting and defending suits, winding up the Fund and making distributions to stockholders, the Fund is not permitted to continue to engage in business. As a result, the Fund will not convene annual meetings of stockholders during the winding-up period. Since the Fund will not hold annual meetings of stockholders to elect members of the Board after the Effective Time, the Fund’s stockholders will not be able to influence management of the Fund through the election of directors.

As noted above, the approval of the Plan of Liquidation and Dissolution by the requisite vote of the stockholders granted full and complete authority to our Board and officers, without further stockholder action, to proceed with the liquidation and dissolution of the Fund pursuant to Plan of Liquidation and Dissolution in accordance with any applicable provision of Delaware law. See “— Further stockholder approval will not be required in connection with the implementation of the Plan of Liquidation and Dissolution, including the sale or disposition of all or substantially all of the Fund’s assets as contemplated in the Plan of Liquidation and Dissolution.”

The Board may abandon, modify or delay implementation of the Plan of Liquidation and Dissolution, even after stockholder approval.

Even though the Fund’s stockholders have approved the Plan of Liquidation and Dissolution, the Board has reserved the right, at its discretion, to the extent permitted by Delaware law, to abandon or delay implementation of the Plan of Liquidation and Dissolution if such action is determined to be in the Fund’s best interests and in the best interests of its stockholders, in order, for example, to permit the Fund to pursue new business opportunities or strategic transactions that are subsequently presented to the Board. Any such decision by the Board to abandon or delay implementation of the Plan of Liquidation and Dissolution prior to the Effective Time may result in the Fund incurring additional operating costs and liabilities, which could reduce the amount available in any potential future distribution to the Fund’s stockholders.

The Board also may modify or amend the Plan of Liquidation and Dissolution, notwithstanding stockholder approval of the Plan of Liquidation and Dissolution, if the Board determines that, in light of new proposals presented or changes in circumstances, such action would be in the best interests of the Fund and its stockholders. The Board has authority under the

Plan of Liquidation and Dissolution to make any such modification or amendment to the Plan of Liquidation and Dissolution without further stockholder approval, although it may determine, in its sole discretion, to submit any modification or amendment to the stockholders for approval.

The tax treatment of any pre-dissolution liquidating distribution and any other liquidating distributions may vary from stockholder to stockholder, and stockholders should consult their own tax advisors.

The Fund has not requested a ruling from the IRS with respect to the anticipated U.S. federal income tax consequences of the Plan of Liquidation and Dissolution. As described in the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Material U.S. Federal Income Tax Consequences of Liquidation and Dissolution,” we intend to accomplish the liquidation and dissolution in a manner that will qualify as a “complete liquidation” of the Fund within the meaning of Section 346(a) of the Code, but there can be no assurance that our efforts to do so will be successful. If any of the anticipated tax consequences of the Plan of Liquidation and Dissolution described in the proxy statement proves to be incorrect, the result could be increased taxation at the corporate and/or stockholder level, thus reducing the benefit to the Fund’s stockholders and the Fund from the liquidation and dissolution. Tax considerations applicable to stockholders may vary with and be contingent upon the particular circumstances of each stockholder. Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Plan of Liquidation and Dissolution in light of each stockholder’s particular circumstances.

Risks Related to the Fund’s Operations as an Investment Company

The Fund’s revenue sources may be limited.

The Fund’s investment assets are its interests in the Marketable Debt Securities Portfolio. The Fund’s ability to meet its financial obligations and other contractual commitments depends upon its ability to access cash. The Fund’s potential sources of cash include:

•	available cash balances, including interest income from the Marketable Debt Securities Portfolio;

•	income the Fund may be able to earn from lending its portfolio securities; and

•	proceeds from any asset sales, net of taxes.

For the period from January 1, 2019 to December 31, 2019, the Marketable Debt Securities Portfolio generated approximately $377 million of income. No assurance can be given that the Marketable Debt Securities Portfolio will produce as much income for the Fund in future periods.

The Fund may not be able generate income from other sources. As a result, the Fund could be unable in the future to obtain cash in amounts sufficient to service its financial obligations or meet its other commitments unless it sells the Marketable Debt Securities Portfolio which would cause the Fund to pay taxes on any capital gain that it realized in connection with the sale.

The Fund’s use of service providers means that the Fund is reliant on third parties to perform their obligations.

The Fund relies on service providers for certain functions that are integral to the Fund’s operations and financial performance, including management of its Marketable Debt Securities Portfolio, custody of its assets and transfer agency, and administrative services. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy, or other causes could have a material adverse effect on the Fund’s performance and returns to stockholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to stockholders.

The Fund relies on the competence and continued service of its own officers and directors to manage the Fund, other than the Marketable Debt Securities Portfolio.

The Fund is internally managed by its executive officers under the supervision of the Board and does not currently intend to depend on a third-party investment adviser, except that the Fund has hired the External Advisers to manage the Marketable Debt Securities Portfolio. The Fund will incur the operating expenses associated with employing its executive officers and employees. The Fund depends upon the members of its senior management for the monitoring of the Fund’s investments, other than the Marketable Debt Securities Portfolio, and for seeking to manage and reduce its liabilities. If the Fund loses the services of any senior management members the Fund may not be able to operate its business as expected, which could cause the Fund’s results to suffer. The Fund’s status as a registered investment company may limit its ability to attract and retain highly qualified personnel.

The Fund has hired the External Advisers to manage the Marketable Debt Securities Portfolio.

The Marketable Debt Securities Portfolio is managed by the External Advisers, who, in doing so, apply the investment guidelines set by Altaba. There can be no assurances that the Fund’s investment program for the Marketable Debt Securities Portfolio, as implemented by the External Advisers, will be successful. The External Advisers’ investment strategies may not produce the desired results for the Marketable Debt Securities Portfolio. Additionally, the investment guidelines for the Marketable Debt Securities Portfolio may constrain the investment discretion of External Advisers in a manner that results in the Marketable Debt Securities Portfolio achieving less desirable results than if such investment guidelines were different or did not exist. Moreover, the External Advisers may fail to adhere to the investment guidelines for the Marketable Debt Securities Portfolio, which could result in losses, less desirable results or a greater risk profile for the Marketable Debt Securities Portfolio than the Fund intends. There is no guarantee that the External Advisers will be able to achieve desirable results for the Marketable Debt Securities Portfolio.

By hiring the External Advisers to manage the Marketable Debt Securities Portfolio, the Fund is subject to the risks associated with having third parties exercise discretion over the investment of the Marketable Debt Securities Portfolio.

The Fund is subject to external management risk because its Marketable Debt Securities Portfolio is actively managed by the External Advisers. The External Advisers apply investment techniques and risk analyses in making investment decisions for the Marketable Debt Securities Portfolio, but there can be no guarantee that these will produce the desired results.

A risk of loss also exists due to fraud on the part of the External Advisers, intentional or inadvertent deviations from the Marketable Debt Securities Portfolio’s investment guidelines or simply poor judgment. Although the Fund believes the External Advisers are operating with integrity and sound operational and organizational standards, the Fund may have no, or only limited, access to information regarding the activities of the External Advisers, and the Fund cannot guarantee the accuracy or completeness of such information. As a consequence, although the Fund monitors the activities of the External Advisers, it may be difficult, if not impossible, for the Fund to protect itself from the risk of fraud, misrepresentation or material strategy alteration. The Fund has no control over the day-to-day operations of the External Advisers. The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the Marketable Debt Securities Portfolio.

The Fund and its service providers, including the External Advisers, may be the subject of cyber-attacks that could have severe negative impacts on the Fund.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by one or more of the External Advisers, or other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has implemented business continuity plans in the event of, and risk management systems to prevent, cyber-attacks against its systems, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its stockholders could be negatively impacted as a result.

Misconduct or misrepresentations by employees of the Fund, one or more of the External Advisers or any of the Fund’s other service providers could cause significant losses to the Fund.

Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Fund’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Fund’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Fund will identify or prevent any such misconduct.

Limitations imposed by the 1940 Act may adversely affect the Fund’s operations.

The Fund is a registered closed-end management investment company and as such is subject to regulation under the 1940 Act. The 1940 Act regulates many aspects of the Fund’s operations and imposes limitations such as limiting the Fund’s ability to:

•	use leverage;

•	enter into transactions with affiliated persons;

•	make certain types of investments; and

•	use equity compensation plans to attract officers and employees to manage the Fund, and directors to oversee the Fund.

These and other limitations imposed by the 1940 Act may adversely affect the Fund’s operations and returns to investors.

The Fund is exposed to litigation and investigations.

The Fund is subject to pending litigation, and may become subject to further litigation, including potential actions by third parties against the Fund, as well as direct actions by the Fund’s security holders against the directors and/or officers of the Fund for alleged breaches of fiduciary duty or derivative actions brought by Fund stockholders in the name of the Fund.

The Fund is further exposed to certain liabilities arising out of the Data Breaches, which may have an adverse impact on the Fund. The Fund has retained certain liabilities arising out of governmental or third party investigations, litigation or claims related to the Data Breaches. The Fund faces numerous putative consumer class action lawsuits, and other lawsuits and claims may be asserted by or on behalf of users, partners, or others seeking damages or other related relief, allegedly arising out of the Data Breaches. Yahoo was also facing investigations by a number of federal, state, and foreign governmental officials and agencies.

These claims and investigations may adversely affect how the Fund operates its business, divert the attention of management from the operation of the Fund, and result in additional costs and potential fines. These potential actions and potential liabilities could also have a significant adverse impact on the Fund’s net asset value and could delay any actions or transactions aimed at returning assets to stockholders or realizing value for stockholders through transactions involving portfolio assets.

Note 16    Subsequent Events

The Fund has adopted standards, which establish general standards of accounting for disclosure of events that occur after the consolidated statement of assets and liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no events have occurred that require disclosure, except as follows.

In connection with its previously announced Plan of Complete Liquidation and Dissolution, the Fund sold its remaining holdings of Alibaba Group Holding Limited’s American Depositary Shares (the “Alibaba Shares”) during January 2020. The Fund sold 5,000,000 Alibaba Shares at an average price per Alibaba Share of $225.72 for total proceeds of approximately $1.1 billion.

On February 21, 2020, the Fund entered into a definitive agreement to license the Excalibur portfolio to a number of companies through a third party patent aggregation firm. Such firm also acquired the right to license certain additional companies in the future.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Altaba Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Altaba Inc. and its subsidiary (the “Fund”) as of December 31, 2019, the related consolidated statements of operations and cash flows for the year ended December 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the consolidated financial highlights for each of the two years in the period ended December 31, 2019, and for the period June 16, 2017 (commencement of operations) through December 31, 2017, (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period June 16, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers and the application of alternative auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2020

We have served as the Fund’s auditor since 1996.

Other Information

December 31, 2019 (unaudited)

Results of Stockholder Votes

A special meeting of stockholders of the Fund was held on June 27, 2019 (the “Special Meeting”) to vote on the proposals described in the Notice of the Special Meeting of Stockholders and the Fund’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 17, 2019 (the “2019 Proxy Statement”).

The final voting results regarding each proposal are set forth below. As of May 16, 2019, the record date for the Special Meeting, there were 516,511,366 shares of Altaba’s common stock outstanding and entitled to vote.

1. Approval of the Voluntary Liquidation and Dissolution of the Fund Pursuant to a Plan of Complete Liquidation and Dissolution:

At the Special Meeting, the stockholders approved the voluntary liquidation and dissolution of the Fund (the “Dissolution Proposal”) pursuant to the Plan of Complete Liquidation and Dissolution (such plan, the “Plan of Liquidation and Dissolution”). The Dissolution Proposal received the following votes:

For	Against	Broker Non-Votes
286,061,997	23,468,008	0

2. Approval to Grant Discretionary Authority to the Board of Directors (the “Board”) to Adjourn the Special Meeting to Solicit Additional Proxies:

In light of the approval of the Dissolution Proposal, the adjournment proposal described in the Proxy Statement was rendered moot and was not presented at the Special Meeting.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Alan Oshiki of Abernathy MacGregor at (212) 371-5999, and (ii) on the SEC’s website at http://www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling Alan Oshiki of Abernathy MacGregor at (212) 371-5999 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Form NPORT-P is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Available Information

Our website is located at https://www.altaba.com. We make available free of charge on our website under “SEC Filings” all of our SEC filings, and any amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC. We refer our investors to our website homepage for available “New & Noteworthy” information about Altaba.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The Fund restricts access to non-public personal information about its stockholders to its employees and service providers with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders. A statement of the Fund’s privacy policy may be found on the Fund’s website at https://www.altaba.com/privacyterms.

Miscellaneous

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Board of Directors

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS:
Tor R. Braham Year of Birth: 1957	Director	Director Since June 2017	Managing Director and Global Head of Technology Mergers and Acquisitions of Deutsche Bank Securities Inc. from 2004 until November 2012.	Yahoo! Inc. from April 2016 to June 2017; Viavi Solutions Inc.; Sigma Designs, Inc. from June 2014 to August 2016; NetApp, Inc. from September 2013 to March 2016; A-10 Networks, Inc. since March 2018.
Eric K. Brandt Year of Birth: 1962	Chairman of the Board; Director	Director Since June 2017	Executive Vice President and Chief Financial Officer of Broadcom Corporation from February 2010 until February 2016.	Yahoo! Inc. from March 2016 to June 2017; MC10, Inc. from March 2016 to February 2018; Lam Research Corporation; Dentsply Sirona Inc.; Macerich.
Catherine J. Friedman Year of Birth: 1960	Director	Director Since June 2017	Independent financial consultant (life sciences industry) since 2006; and Managing Director of Morgan Stanley from 1997 to 2006.	Yahoo! Inc. from March 2016 to June 2017; Innoviva, Inc. (formerly Theravance, Inc.); Radius Health, Inc.; GSV Capital Corp. from March 2013 to March 2017; XenoPort, Inc. from September 2007 to July 2016; EnteroMedics Inc. from May 2007 to May 2016.
Richard L. Kauffman Year of Birth: 1955	Director	Director Since August 2017	Chairman of Energy & Finance for New York State from February 2013 to February 2019; and senior advisor to Secretary Steven Chu at the U.S. Department of Energy from September 2011 through February 2013.	Generate Capital Chairman of the Board since September 2019; Emergent Forest Finance Accelerator Board; New York State Energy Research and Development Agency Board; Levi Strauss & Co. Board from December 2009 to August 2011; The Wallace Foundation.

INTERESTED DIRECTOR:
Thomas J. McInerney Year of Birth: 1964 (3)	Chief Executive Officer; Director	Director Since June 2017	Executive Vice President and Chief Financial Officer of IAC/InterActiveCorp from January 2005 to March 2012.	Yahoo! Inc. from April 2012 to June 2017; HSN, Inc. from August 2008 to December 2017; Interval Leisure Group, Inc. from August 2008 to August 2018; Match Group, Inc.

Executive Officers

Name, Address(1) and Age	Title	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Thomas J. McInerney Year of Birth: 1964 (3)	Chief Executive Officer; Director	Since June 2017	Executive Vice President and Chief Financial Officer of IAC/InterActiveCorp from January 2005 to March 2012.
Arthur Chong Year of Birth: 1953	General Counsel and Secretary	Since June 2017	General Counsel and Secretary of Yahoo! Inc. from March 2017 through the closing of the Sale Transaction; Outside Legal Advisor to Yahoo! Inc. from October 2016 to March 2017; Special Advisor to Sheppard, Mullin, Richter & Hampton LLP from June 2016 to October 2016; Executive Vice President, General Counsel and Secretary of Broadcom Corporation from October 2008 to February 2016.
Alexi A. Wellman Year of Birth: 1970	Chief Financial and Accounting Officer	Since June 2017	Vice President, Global Controller of Yahoo! Inc. from October 2015 through the closing of the Sale Transaction; Vice President, Finance of Yahoo! Inc. from November 2013 to October 2015; Chief Financial Officer of Nebraska Book Company, Inc. from December 2011 to June 2013.
DeAnn Fairfield Work Year of Birth: 1969	Chief Compliance Officer	Since June 2017	Outside Legal Advisor to Yahoo! Inc. from December 2016 through the closing of the Sale Transaction; Senior Vice President, Senior Deputy General Counsel and Chief Compliance Officer of Broadcom Corporation from December 2012 to February 2016; Vice President and Deputy General Counsel of Broadcom Corporation from April 2009 to November 2012.

(1)	The business address of each Director is 140 East 45th Street, 15th Floor, New York, New York 10017.

(2)	Time served as a Director of the Fund.

(3)	Thomas J. McInerney is an “interested person” as defined by the 1940 Act, because he is an officer of the Fund.

Item 2. Code of Ethics.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Eric K. Brandt and Richard L. Kauffman are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant (in millions).

	Year Ended December 31, 2018	Year Ended December 31, 2019
Audit Fees	$1.0	$1.0
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	Year Ended December 31, 2018	Year Ended December 31, 2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee, are as follows: Tor R. Braham, Eric K. Brandt, and Richard L. Kauffman.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ALTABA INC.

PROCEDURES FOR PROXY VOTING AND REPORTS ON FORM N-PX

Proxy Voting Principles

Proxies have economic value and in general must be voted in the interest of the ultimate stockholders. The Fund will vote proxies relating to its portfolio securities in a manner in which the Fund believes is consistent with the best interest of stockholders, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. The Fund will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Fund generally will vote against proposals that the Fund expects would have a negative impact on its portfolio securities, the Fund may vote for such a proposal if there exist compelling long-term reasons to do so.

The Fund’s proxy voting decisions will be made by the Board. The Board may delegate its authority to make proxy voting decisions to a committee of the Board. To ensure that the Fund’s vote is not the product of a conflict of interest, the Fund will require that: (1) anyone involved in the decision-making process disclose to the Board any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) Directors and employees involved in the decision-making process or vote administration are prohibited from revealing how the Fund currently intends to vote on a proposal in order to reduce any attempted influence from interested parties, except as expressly authorized by the Board.

Proxy Voting Reporting Procedures

The Investment Company Act of 1940 Act requires funds that invest in voting securities to file annually with the SEC on Form N-PX and make available to their shareholders their actual proxy voting record. These procedures are to be followed by the Fund, to coordinate the preparation, review and filing of the Fund’s proxy voting record on Form N-PX, which must be filed with the SEC no later than August 31 of each year for the 12-month period ended June 30.

I.	Preparation

1.

The Fund includes a statement in its annual and semi-annual reports to shareholders and in its Registration Statement (if applicable) that information regarding the Fund’s proxy voting policies as well as information relating to how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request by calling collect at 646-679-2000 and on the SEC’s website at http://www.sec.gov. The Chief Compliance Officer (“CCO”) is responsible for confirming that such information is included in the annual and semi-annual reports and in the Registration Statement.

2.

In preparing the Form N-PX, the CCO compiles or causes the Administrator to compile the proxy voting record information and assembles a draft filing. The CCO transmits the draft to a financial printer to format the report for submission to the SEC via the EDGAR system.

II.	Review

The printer sends a proof of the appropriately formatted Form N-PX EDGAR filing to the Fund’s CCO for review, and the CFO reviews the EDGAR draft for conformity with the Form N-PX submitted to the printer. The CCO also provides the draft to Legal Counsel for review.

III.	Filing

1.	Upon the approval of any necessary changes to the EDGAR filing following review, the CCO authorizes the filing with the SEC of the Form N-PX by the printer.

2.	Following notification of filing by the printer, the CCO or Legal Counsel accesses the EDGAR system to confirm that the filing is reflected on the system.

IV.	Distribution

If a shareholder requests information on the Fund’s proxy voting policies or the Fund’s proxy voting record, the CCO sends the information included in the most recently filed Registration Statement or Form N-PX, as applicable, within three business days of receipt of the request.

Voting of Alibaba Shares

Pursuant to a legacy voting agreement entered into by Yahoo, Inc., the right to vote proxies related to shares of common stock of Alibaba, Inc. (“Alibaba”) held by the Fund has been granted to Alibaba; as a result, the Fund does not have the authority to vote proxies related to Alibaba shares held by the Fund.

Updated: October 15, 2017

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The business and affairs of the Fund are generally managed by the Fund’s officers and employees under the direction of the Board of Directors of the Fund. The Fund has hired BlackRock Advisors, LLC (“BlackRock”) and Morgan Stanley Smith Barney LLC (“Morgan Stanley”) as external investment advisers to manage the cash, cash equivalents, and marketable debt securities portion of the Fund’s assets (the “Marketable Debt Securities Portfolio”). The Board of Directors of the Fund oversees the management of the Marketable debt Securities Portfolio by the External Advisers. Each External Adviser will manage approximately half of the Marketable Debt Securities Portfolio.

Officers of the Fund

Biographical information with respect to the executive officers of the Fund is set forth on page 43 of the Fund’s Consolidated Financial Statements for the year ended December 31, 2019 included in Item 1 of this Form N-CSR. The executive officers of the Fund do not manage any other registered investment companies. No significant personnel changes have occurred with respect to the Fund’s executive officers.

The following table provides information regarding the estimated aggregate compensation that is contemplated to be paid under existing agreements or arrangements to each of the Fund’s executive officers, assuming a full fiscal year of operations of the Fund as an investment company.

Name of Officer	Aggregate Estimated Compensation from the Fund(1)
Thomas J. McInerney, Chief Executive Officer and Director(2)	$4,025,000
Arthur Chong, General Counsel and Secretary	$2,025,000
Alexi A. Wellman, Chief Financial and Accounting Officer	$894,000

(1)

Amounts shown represent direct salaries and annual incentive awards at target percentages to be paid by the Fund as well as certain other benefits, including any amounts deferred under the Fund’s 401(k) plan paid during the fiscal year ended December 31, 2019. The amounts shown in the Compensation Table also include the Fund’s matching contributions made to each officer’s account under the Fund’s 401(k) plan equal to $25,000, $25,000 and $19,000 for Mr. McInerney, Mr. Chong and Ms. Wellman respectively. The Fund does not accrue pension benefits to officers as of the date hereof.

(2)	Reflects compensation payable to Mr. McInerney in consideration of his services provided to the Fund as its Chief Executive Officer.

Each of the executive officers listed in the table above has entered into an offer letter setting forth the terms and conditions of his or her employment with the Fund, which offer letter became effective on the date of the closing of the Sale Transaction, other than Mr. Chong whose offer letter became effective on March 10, 2017. The letters have no specified term, and each officer’s employment with the Fund is on an at-will basis.

Base Salary and Target Bonus. The letters set forth the following annual base salary for each executive officer: Mr. McInerney – $2 million, Mr. Chong – $1 million, and Ms. Wellman – $500,000. Each such officer will be eligible for a cash annual incentive award targeted at the following percentages of the executive officer’s annual base salary (each percentage, a “Target Bonus”): Mr. McInerney – 100%, Mr. Chong – 100%, and Ms. Wellman – 75%.

Long-Term Deferred Incentive Compensation. Each executive officer disclosed in the table above is eligible for grants of deferred compensation incentive awards governed by the terms of the Long-Term Incentive Plan (the “Plan”) described in Note 9 to the Fund’s Consolidated Financial Statements for the year ended December 31, 2019 included in Item 1 of this Form N-CSR.

Severance Benefits. In the event an executive officer’s employment terminates without “cause” or as a result of a resignation for “good reason” (each, as defined in the offer letters), the officer will be entitled to receive the following payments and benefits, subject to the execution of an effective release of claims against the Fund: (i) a lump sum payment equal to 12 months (or, for Mr. McInerney, 18 months) of base salary; (ii) (a) if such termination occurs prior to the payment of the first post-dissolution distribution to shareholders, a pro rata portion of the officer’s annual incentive award based on actual performance, payable at the time such award would otherwise have been paid, or (b) if such termination occurs on or after the first post-dissolution distribution, a pro-rata portion of such officer’s annual incentive award plus the annual amount of such incentive award, both at target, (iii) any portion of the deferred compensation to which the officer is entitled pursuant to the terms of the Plan and (iv) subject to the officer’s timely and proper election for continued coverage under Consolidated Omnibus Budget Reconciliation Act (“COBRA”), reimbursement by the Fund for COBRA premiums paid by the officer for a period of 12 months (or, for Mr. McInerney, 18 months) following the officer’s termination of employment. In addition, in the event of a “change in control” (as defined in the letters), each officer will automatically receive the above payments and benefits, subject to the officer’s execution of an effective release of claims against the Fund; provided, that, in lieu of the pro rata annual incentive award described in clause (ii) above, the officer will be entitled to an amount equal to his or her Target Bonus, payable in lump sum within 10 business days following the effective date of the release of claims.

401(k) and Other Benefits. Each executive officer in the table above is also eligible to participate in the benefit programs generally available to other officers and employees of the Fund and to accrue paid time off days in accordance with the Fund’s post-closing vacation or paid time off policy and will also be eligible to participate in the Fund’s 401(k) plan and health and welfare benefit programs which will be made available to the Fund’s employees generally. The Fund’s 401(k) plan allows employees to contribute up to 100% of their compensation (within the limits prescribed by the Internal Revenue Code). The Fund matches such employee contributions at a rate of 6%, up to an annual limit of $19,000 ($25,000 for Mr. McInerney and Mr. Chong) (subject to increase in the event that the employee makes eligible catch-up contributions). Employee and Fund contributions vest immediately. Participants in the Fund’s 401(k) plan may receive distributions from their respective accounts upon the occurrence of certain events, including a termination of employment and reaching normal retirement age (59 1/2 years old), subject to the terms and conditions of the Fund’s 401(k) plan.

The following table shows the dollar range of equity securities of the Fund beneficially owned by each of the executive officers of the Fund based on the net asset value per share of common stock as of December 31, 2019.

Dollar Range of Equity Securities of the Fund
Thomas J. McInerney	over $1,070,000
Arthur Chong	none
Alexi A. Wellman	over $390,000

BlackRock

BlackRock has a principal place of business located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock is registered as an investment adviser with the Securities and Exchange Commission and is a wholly owned subsidiary of BlackRock, Inc., a publicly traded company. The following BlackRock employees share primary responsibility for the management of the portion of the Marketable Debt Securities Portfolio managed by BlackRock.

Portfolio Management

Frank C. Gianatasio, Jr., CFA, Director and Portfolio Manager

Frank C. Gianatasio, Jr. is a member of BlackRock’s Cash Management Group, within BlackRock’s Trading and Liquidity Strategies. He is a Senior Portfolio Manager responsible for managing active short-term fixed income portfolios for corporate, financial, and insurance clients.

Mr. Gianatasio, Jr. joined BlackRock in 2016 from BofA Global Capital Management (“BACM”) at the time when BACM transferred investment responsibility for certain assets of BACM to BlackRock. At BACM, Mr. Gianatasio was a Managing Director, Senior Portfolio Manager, Trader and Analyst responsible for managing active short-term fixed income portfolios, trading cash and short term fixed income instruments and leading the securitized products research effort across the BACM platform. Prior to joining BACM, Mr. Gianatasio was a Managing Director, Senior Portfolio Manager and Analyst at State Street Global Advisors where he was responsible for MBS, ABS and CMBS research across various total return and index funds, and was the lead portfolio manager for the firm’s ABS CDO business. Prior to that he held securitized products structuring and research roles at FleetBoston Robertson Stephens, Inc. and Fitch, Inc. Mr. Gianatasio earned a BS in Finance from Bentley College and an MBA from the F.W. Olin Graduate School of Business at Babson College. Mr. Gianatasio is a CFA Charterholder.

Rich Mejzak, CFA, Managing Director and Portfolio Manager

Rich Mejzak is head of Global Portfolio Management for the Cash Management Group and is the head of BlackRock’s Philadelphia office. He is primarily responsible for liquidity and short duration portfolios, including securities lending collateral, mutual funds, separate accounts and ETFs.

Mr. Mejzak’s service with the firm dates back to 1990, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock in 2006. Mr. Mejzak is a member of the CFA Institute and the CFA Society of Philadelphia. He earned a BS degree in accounting from Villanova University and serves on the Villanova School of Business Finance Department Advisory Council.

Mr. Giantasio will oversee the investment strategy of the Fund’s Marketable Debt Securities Portfolio; further, Mr. Mejzak, has overall responsibility for ensuring strategies are implemented consistently across all liquidity portfolios within his team. Additional oversight for the Fund is provided by the BlackRock Cash Management Investment Strategy Group and Risk Committees. The groups meet bi-weekly and are chaired by Mr. Mejzak.

Compensation

BlackRock’s approach to compensation reflects the value senior management places on its employees and its client relationships. The compensation structure has been designed to attract and retain the best talent, reinforce stability throughout the organization, encourage teamwork, and align our interests with those of our clients.

The predominant compensation model includes a salary and a discretionary bonus reflecting firm, business area, and individual performance. For most investment professionals, compensation reflects investment performance and the success of the business or product area. As professionals become more senior, the discretionary bonus becomes a higher percentage of total compensation. At senior levels, a significant percentage of the annual bonus is paid in the form of restricted stock awards that vest ratably over three years from the date of the award.

Given that BlackRock is an independent public company, we are able to include equity as a component of compensation packages. BlackRock is committed to broadening equity ownership by all employees and offers an employee stock purchase plan to help achieve this goal. In addition, BlackRock offers a series of benefits to employees, including flexible healthcare options, tuition reimbursement, and retirement benefits.

Number of Other Accounts Managed and Assets by Account Type

As of December 31, 2019

Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance- Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance- Based Advisory Fees
BlackRock Cash Management	Number: 25 Assets: $275B	Number: — Assets: $—	Number: 35 Assets: $157B	Number: — Assets: $—	Number: 169 Assets: $114B	Number: — Assets: $—

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of December 31, 2019.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Frank C. Gianatasio	$—
Rich Mejzak	$—

Morgan Stanley

Morgan Stanley is a registered investment adviser, a registered broker-dealer, and a member of the New York Stock Exchange. Its principal place of business is located at 2000 Westchester Avenue, Purchase, New York 10577-2530. Morgan Stanley is one of the largest financial services firms in the United States with branch offices in all 50 states and the District of Columbia.

Portfolio Management

The Morgan Stanley portfolio management team assigned to manage the portion of the Marketable Securities Debt Portfolio managed by Morgan Stanley does not manage any other registered investment companies on a discretionary basis but has extensive experience in managing other high-grade fixed income portfolios. On a discretionary basis, the team focuses entirely on managing high-grade fixed income portfolios. The portfolio manager’s compensation is a percentage of fees generated from client accounts. No significant personnel changes have occurred over the last three years to the portfolio management team.

Chad Evans, Managing Director

Chad Evans has over twenty-five years of experience managing investment portfolios for corporations, financial institutions, municipalities and other institutional investors. Prior to joining Morgan Stanley, Mr. Evans worked at JPMorgan Chase and more recently, Credit Suisse, where he developed and implemented an investment program focusing on Investment Banking and Research clients of the firm. He currently has senior responsibility to structure and implement taxable and tax-advantaged institutional fixed income investment portfolios. Mr. Evans’ focus at Morgan Stanley is to structure, implement and maintain customized high-grade short-duration fixed income investment portfolios. His “process-driven”, transparent approach to managing investment portfolios allow him to navigate market conditions and help reduce loss of principal in his discretionary investment portfolios. In his fiduciary role, Mr. Evans’ emphasis on a select client base, in addition to his experience, commitment and accessibility helps protect client assets and provides successful investment solutions. Mr. Evans has a Bachelor of Science degree with an emphasis in Finance from Illinois State University and holds Series 7, 63, 65 licenses.

Lisa Frei, Vice President

Lisa Frei has over eighteen years of experience in the financial services industry. Ms. Frei’s primary responsibilities are to assist in the development, implementation and reporting of institutional fixed income investment portfolios. Ms. Frei has an Associate of Arts degree from Orange Coast College and holds Series 7, 63, and 65 licenses.

Compensation

The Firm is committed to responsible and effective compensation programs that motivate appropriate employee behaviors, support the recruitment and retention of top talent, and are consistent with the Firm’s strategy, values, legal and regulatory requirements. Wealth Management employees receive incentives under various compensation programs based on their role. Compensation for Portfolio Managers is delivered through fixed compensation (base salary/draw), formulaic incentive compensation and deferred incentive awards.

Fixed compensation is a guaranteed monthly salary.

Formulaic incentive compensation and deferred incentive awards are based on Firm and/or individual performance metrics relevant to one’s role and calculated in accordance with the governing compensation plan. The deferred incentive awards are designed to align compensation with shareholder’s interests through deferred equity awards.

The Firm utilizes market data to help ensure Firm compensation programs are competitive, including with respect to overall pay levels and compensation program structure.

Number of Other Accounts Managed and Assets by Account Type

As of December 31, 2019

Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Chad Evans	Number: 0 Assets: $ 0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 29 Assets: $8.8B	Number: 0 Assets: $0.00
Lisa Frei	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00	Number: 0 Assets: $0.00

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of December 31, 2019.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Chad Evans	$0.00
Lisa Frei	$0.00

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Share repurchase activity from January 1, 2019 through December 31, 2019 was as follows:

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Program	Approximate Dollar Value of Shares that May Yet be Purchased Under the September 2018 Program

January 1—January 31, 2019:	10,328,102
Open Market Purchases		$61.72	10,328,102	$2,746,595,769
February 1—February 28, 2019:
Open Market Purchases	9,148,154	$69.60	9,148,154	$2,109,945,013
March 1—March 31, 2019:
Open Market Purchases	11,850,911	$73.58	11,850,911	$1,238,094,094
April 1—April 30, 2019:
Open Market Purchases	11,886,543	$74.44	11,886,543	$353,401,350
May 1—May 31, 2019:
Open Market Purchases	4,739,194	$74.58	4,739,194	$—
June 1—June 30, 2019:
Open Market Purchases	—	$0.00	—	$—
July 1—July 31, 2019:
Open Market Purchases	—	$0.00	—	$—
August 1—August 31, 2019:
Open Market Purchases	—	$0.00	—	$—
September 1—September 30, 2019:
Open Market Purchases	—	$0.00	—	$—
October 1—October 31, 2019:
Open Market Purchases	—	$0.00	—	$—
November 1—November 30, 2019:
Open Market Purchases	—	$0.00	—	$—
December 1—December 31, 2019:
Open Market Purchases	—	$0.00	—	$—

Total	47,952,904	$70.57	47,952,904	$—

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund filed a certificate of dissolution with the Secretary of State of the State of Delaware on October 4, 2019 after which its shares of common stock were delisted from trading on trading on the Nasdaq Global Select Market. As a result, the Fund will no longer have stockholder meetings to elect its directors, which means that, effectively, stockholders may no longer recommend nominees to the Fund’s board of directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s Chief Executive Officer and Chief Financial and Accounting Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to closed-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Altaba Inc.

By (Signature and Title)	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date	February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date	February 24, 2020

By (Signature and Title)	/s/ Alexi A. Wellman
Alexi A. Wellman, Chief Financial and Accounting Officer

Date	February 24, 2020